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                           TELEMUNDO GROUP, INC.


                                    and



                          BANKERS TRUST COMPANY,

                                Trustee



                         ------------------------

                                 INDENTURE

                       Dated as of December 30, 1994

                         ------------------------





                                 $116,889,000

                  10.25% Senior Notes Due December 30, 2001

                       -----------------------------


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                           TABLE OF CONTENTS


                                                          Page
                                                          ----
RECITALS ................................................    1


                            ARTICLE ONE

              DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.   Definitions ...........................      1
Section 1.02.   Incorporation by Reference of Trust
                Indenture Act ..........................    11
Section 1.03.   Rules of Construction .................     12


                           ARTICLE TWO

                          THE SECURITIES

Section 2.01.   Form and Dating .......................     12
Section 2.02.   Execution and Authentication ..........     13
Section 2.03.   Registrar and Paying Agent ............     13
Section 2.04.   Paying Agent to Hold Money in Trust ...     14
Section 2.05.   Securityholder Lists ..................     14
Section 2.06.   Transfer and Exchange .................     14
Section 2.07.   Replacement Securities ................     15
Section 2.08.   Outstanding Securities ................     15
Section 2.09.   Temporary Securities ..................     15
Section 2.10.   Treasury Securities ...................     16
Section 2.11.   Cancellation ..........................     16
Section 2.12.   Defaulted Interest ....................     16


                         ARTICLE THREE

                          REDEMPTION

Section 3.01.   Election to Redeem; Notices to
                Trustee ................................    16
Section 3.02.   Selection of Securities to Be
                Redeemed ...............................    17
Section 3.03.   Notice of Redemption ...................    17
Section 3.04.   Effect of Notice of Redemption .........    18
Section 3.05.   Deposit of Redemption Price and
                Payment for Redeemed Securities ........    18
Section 3.06.   Securities Redeemed in Part ............    18
Section 3.07.   Company Purchases ......................    18


                           ARTICLE FOUR

                             COVENANTS

                                                          Page
                                                          ----
Section 4.01.   Payment of Securities .................     18
Section 4.02.   Maintenance of Office or Agency .......     19
Section 4.03.   Commission Reports ....................     19
Section 4.04.   Compliance Certificate ................     20
Section 4.05.   Limitation on Restricted Payments .....     21
Section 4.06.   Corporate Existence ...................     22
Section 4.07.   Payment of Taxes and Other Claims .....     22
Section 4.08.   Maintenance of Properties;
                Insurance and Other Matters............     22
Section 4.09.   Limitation on Transactions with
                Affiliates ............................     23
Section 4.10.   Limitation on Incurrences of
                Additional Indebtedness and
                Issuances of Disqualified
                Capital Stock .........................     24
Section 4.11.   Limitation on Payment Restrictions
                Affecting Subsidiaries ................     26
Section 4.12.   Limitation on Liens ...................     26
Section 4.13.   Sales of Assets .......................     27
Section 4.14.   Limitation on Change of Control .......     30
Section 4.15.   Limitation on Investments .............     31
Section 4.16.   Further Assurance to Trustee ..........     32


                              ARTICLE FIVE

                         SUCCESSOR CORPORATION

Section 5.01.   When Company May Merge, Etc. ..........     32
Section 5.02.   Successor Corporation Substituted .....     33



                           ARTICLE SIX

                     DEFAULTS AND REMEDIES


Section 6.01.   Events of Default .....................     33
Section 6.02.   Acceleration ..........................     35
Section 6.03.   Other Remedies ........................     36
Section 6.04.   Waiver of Past Defaults ...............     36
Section 6.05.   Control by Majority ...................     36
Section 6.06.   Limitation on Suits ...................     36
Section 6.07.   Rights of Holders to Receive Payment ..     37
Section 6.08.   Collection Suit by Trustee ............     37
Section 6.09.   Trustee May File Proofs of Claim ......     37
Section 6.10.   Priorities ............................     38
Section 6.11.   Undertaking for Costs .................     38
Section 6.12.   Restoration of Rights and Remedies ....     38


                          ARTICLE SEVEN

                            TRUSTEE

Section 7.01.   Duties of Trustee .....................     39
Section 7.02.   Rights of Trustee .....................     40
Section 7.03.   Individual Rights of Trustee ..........     40
Section 7.04.   Trustee's Disclaimer ..................     41
Section 7.05.   Notice of Defaults ....................     41
Section 7.06.   Reports by Trustee to Holders .........     41
Section 7.07.   Compensation and Indemnity ............     41
Section 7.08.   Replacement of Trustee ................     42
Section 7.09.   Successor Trustee by Merger, Etc. .....     43
Section 7.10.   Eligibility; Disqualifications ........     43
Section 7.11.   Preferential Collection of Claims
                Against Company .......................     43


                         ARTICLE EIGHT

                DEFEASANCE AND COVENANT DEFEASANCE

Section 8.01.   Company's Option to Effect
                Defeasance or
                Covenant Defeasance ..................      43
Section 8.02.   Defeasance and Discharge ..............     43
Section 8.03.   Covenant Defeasance ...................     44
Section 8.04.   Conditions to Defeasance
                or Covenant Defeasance ................     44
Section 8.05.   Deposited Money and U.S.
                Government Obligations
                to Be Held in Trust;
               	Other Miscellaneous
               	Provisions ............................     46
Section 8.06.   Reinstatement .........................     46

                         ARTICLE NINE

                   SATISFACTION AND DISCHARGE

                                                          Page
                                                          ----
Section 9.01.   Satisfaction and Discharge
                of Indenture...........................     47
Section 9.02.   Survival of Certain Obligations........     48
Section 9.03.   Application of Trust Money.............     48


                         ARTICLE TEN

               AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 10.01.  Without Consent of Holders ............     48
Section 10.02.  With Consent of Holders ...............     48
Section 10.03.  Compliance with Trust Indenture Act ...     49
Section 10.04.  Revocation and Effect of Consents .....     49
Section 10.05.  Notation on or Exchange of Securities .     50
Section 10.06.  Trustee to Sign Amendments, Etc. ......     50


                           ARTICLE ELEVEN

                            SINKING FUND

Section 11.01.  Sinking Fund Payments .................     50
Section 11.02.  Satisfaction of Sinking Fund
                Payments with Securities .............      51
Section 11.03.  Redemption of Securities for
                Sinking Fund ........................       51


                          ARTICLE TWELVE

                    MEETINGS OF SECURITYHOLDERS

Section 12.01.  Purposes for Which Meeting May
                Be Called ...........................       51
Section 12.02.  Manner of Calling Meeting ............      52
Section 12.03.  Call of Meetings by Company or
                Holders .............................       52
Section 12.04.  Who May Attend And Vote at Meetings...      52
Section 12.05.  Regulations May Be Made by Trustee;
                Conduct of the Meeting; Voting
                Rights; Adjournment .................       53
Section 12.06.  Voting at the Meeting and Record
                o Be Kept ..........................       54
Section 12.07.  Exercise of Rights of Trustee or
                Securityholders May Not Be
                Hindered or Delayed by Call of
                Meeting .............................       54


                     ARTICLE THIRTEEN

                      MISCELLANEOUS

Section 13.01.  Trust Indenture Act Controls ..........      54
Section 13.02.  Notices ...............................      55
Section 13.03.  Communication by Holders with
                Other Holders ........................       55
Section 13.04.  Certificate and Opinion as to
                Conditions Precedent .................       55
Section 13.05.  Statements Required in
                Certificate or Opinion ...............       56
Section 13.06.  Rules by Trustee and Agents ...........      56
Section 13.07.  Non-Business Days .....................      56
Section 13.08.  Governing Law .........................      56
Section 13.09.  No Adverse Interpretation of Other
                Agreements ...........................       57
Section 13.10.  No Recourse Against Others ............      57
Section 13.11.  Successors ............................      57
Section 13.12.  Separability of Provisions ............      57
Section 13.13.  Duplicate Originals ...................      57
Section 13.14.  Table of Contents, Headings, Etc. .....      58

SIGNATURES ..............................................    58

SCHEDULE I - Indebtedness Existing on Issue Date

EXHIBIT  A - FORM OF 10.25% SENIOR NOTE
             DUE December 30, 2001


                    CROSS-REFERENCE TABLE

     This Cross-Reference Table is not to be construed as part of the Indenture or to be relevant to the interpretation thereof.

TIA Section                                            Indenture Section
- -----------                                            ---------------
Section 310(a)(1) .................................          7.10
           (a)(2) .................................          7.10
           (a)(5) .................................          7.10
           (b) ....................................          7.10
Section 311(a) ....................................          7.11
           (b) ....................................          7.11
Section 312(a) ....................................          2.05
           (b) ....................................          13.03
           (c) ....................................          13.03
Section 313(a) ....................................          7.06
           (b) (1).................................          7.06
           (b) (2).................................          7.06
           (c) ....................................          7.06
           (d) ....................................          7.06
Section 314(a) ....................................          4.03
           (a)(4)..................................          4.04
           (c)(1) .................................          13.04
           (c)(2) .................................          13.04
           (e) ....................................          13.05
Section 315(a)....................................           7.01
           (b) ....................................          7.05
           (c) ....................................          7.01
           (d) ....................................          7.01
           (e) ....................................          6.11
Section 316(a)(last sentence)......................          2.10
           (a)(1)(A) ..............................          6.02,6.05
           (a)(1)(B) ..............................          6.04
           (b) ....................................          6.07
           (c) ....................................          12.05
Section 317(a)(1) .................................          6.08
           (a)(2) .................................          6.09
           (b) ....................................          2.04
Section 318(a) ....................................          13.01


     INDENTURE, dated as of December 30, 1994, between TELEMUNDO
GROUP, INC., a Delaware corporation (the "Company"), and BANKERS TRUST COMPANY, a New York banking corporation, as trustee (the "Trustee").

     NOW, THEREFORE, each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Company's 10.25% Senior Notes due December 30, 2001:


                              ARTICLE ONE

               DEFINITIONS AND INCORPORATION BY REFERENCE

	Section 1.01.  Definitions.

	"Acquired Indebtedness" means Indebtedness of a Person or any of its subsidiaries, as the case may be, (a) existing at the time such Person becomes a Subsidiary or is merged into or consolidated with the Company or a Subsidiary or (b) assumed in connection with the acquisition of assets from a Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Subsidiary, such merger or such acquisition, as the case may be.

	"Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; provided, however, that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control for purposes of this definition only; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

	"Agent" means any Registrar, Paying Agent or co-registrar (as such terms are defined in Section 2.03 hereof).

	"Apollo" means collectively, Apollo Advisors, L.P., a Delaware limited partnership, Lion Advisors, L.P., a Delaware limited partnership, Apollo Investment Fund, L.P., a Delaware limited partnership, Apollo Investment Fund II, L.P., a Delaware limited partnership, or any investment fund, investment account or other entity whose investing manager, investment advisor or general partner, or any principal thereof, is any of the foregoing entities or individuals or any principal or Affiliate of any of them; provided, however, that no entity or individual shall be deemed within the definition of Apollo when that entity or individual ceases to be an Affiliate of any of the foregoing entities or individuals or an investment fund, investment account or other entity whose investing manager, investment advisor or general partner, or any principal thereof, is any of the foregoing entities or individuals or any principal or Affiliate of any of them.

	"Asset Sale" means any sale, assignment, conveyance, transfer, lease or other disposition, directly or indirectly, in one or a series of related transactions, of any property or assets (whether now owned or hereafter acquired) by the Company or any Subsidiary to any Person other than the Company or a Subsidiary, excluding any sale, assignment, transfer or other disposition of any property or asset in the ordinary course of business, in connection with the granting or perfection of, or the foreclosure upon, any Lien permitted by Section 4.12, or in connection with any agreement entered into in connection with the New News Service.

	"Average Life" means, as of the date of determination, with reference to any Indebtedness, the quotient obtained by dividing (a) the sum of the products of the number of years from the date of determination to the dates of each successive scheduled principal payment of such debt security multiplied by the amount of such principal payment by (b) the sum of all such principal payments.

	"Bankruptcy Code" means title 11 of the United States Code, as amended from time to time.

	"Bankruptcy Law" means the Bankruptcy Code or any similar federal or state law for the relief of debtors.

	"Board of Directors" means the board of directors of the Company or any duly authorized committee thereof.

	"Board Resolution" means, with respect to any Person, a duly adopted resolution of the board of directors of such Person.

	"Business Day" means any day other than a Saturday, a Sunday or other day on which banking institutions or trust companies in the State of New York, City of New York are not required to be open.

	"Capitalized Lease Obligation" of any Person means any lease obligation of a Person incurred with respect to real or personal property which obligation is required to be classified and accounted for as a capitalized lease in accordance with GAAP, and the amount of Indebtedness represented by such obligations shall be the capitalized amount of such obligations determined in accordance with GAAP.

	"Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of capital stock of such Person, including, without limitation, each class of common stock and preferred stock of such Person or each class of partnership interests of such Person.

	"Cash Equivalent" means (a) readily marketable U.S. Government Obligations maturing in one year or less from the date of purchase, (b) commercial paper having the highest rating obtainable from either Moody's Investor Service, Inc. or Standard & Poor's Corporation, Inc., (c) certificates of deposit maturing in one year or less from the date of purchase issued by, bankers' acceptances and deposit accounts of, and time deposits with, commercial banks of recognized standing chartered in the United States of America or Canada with capital, surplus and undivided profits aggregating in excess of $250,000,000, (d) demand or fully insured time deposits used in the ordinary course of the Company's business with commercial banks insured by the Federal Deposit Insurance Corporation, and
(e) shares of money market funds that invest solely in Cash Equivalents of the kind described in clauses (a) through (d), above.


	"Change of Control" means an event or series of events by which
(i) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly of indirectly, of more than 50% of the aggregate voting power of all the Capital Stock of the Company normally entitled to vote in the election of directors or (ii) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the directors then in office, unless either the nomination or election of such new directors that would otherwise cause a Change of Control under clause (ii) above was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose nomination or election was previously so approved; provided, however, that it shall not constitute a Change of Control for purposes of this Indenture if, in the case of clause (i) above, Apollo and/or TLMD and/or Reliance Insurance Company, a Pennsylvania corporation, and/or its Affiliates (collectively, "Reliance") become the beneficial owners, directly or indirectly, of more than 50% of the aggregate voting power of all the Capital Stock of the Company entitled to vote in the election of directors or, in the case of clause (ii) above, such Change of Control would be caused by the designation of directors by Apollo, TLMD or Reliance. Notwithstanding anything to the contrary set forth above in this definition or in Section 4.14 of this Indenture, a "Change of Control" shall not be deemed to have occurred for purposes of this Indenture upon the happening of any of the events specified in clauses (i) and (ii) of this definition, if and so long as any shares of Series B Common Stock are issued and outstanding and the holders of such shares have the power to elect at least a majority of the Board of Directors of the Company.

	"Change of Control Date" shall have the meaning provided in
Section 4.14.

	"Change of Control Offer" shall have the meaning provided in
Section 4.14.

	"Change of Control Payment Date" shall have the meaning provided in Section 4.14.

	"Commission" means the Securities and Exchange Commission.

	"Company" means the party named as such in the first paragraph of this Indenture unless and until a successor replaces it and, thereafter, means the successor.

	"Consolidated Cash Fixed Charges" means, with respect to any Person, for any period, the aggregate amount of Consolidated Fixed Charges of such Person, minus the amount of such Consolidated Fixed Charges that was not paid, or was not, under the terms of the Indebtedness to which it relates, required to be paid, in cash or Cash Equivalents.

	"Consolidated Fixed Charges" means, with respect to any Person, for any period, the aggregate amount (without duplication) of interest expense, accrued in accordance with GAAP, in respect of all Indebtedness of such Person and its consolidated subsidiaries (including (i) amortization of original issue discount on any Indebtedness (including, in the case of the Company, the Securities), (ii) the interest portion of all deferred payment obligations, calculated in accordance with the effective interest method, (iii) net interest expense under Interest Swap Obligations, and
(iv) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financings, in each case to the extent attributable to such period). For purposes of this definition, (A) interest on a Capitalized Lease Obligation shall be deemed to accrue at the interest rate implicit in such Capitalized Lease Obligation in accordance with GAAP and (B) Consolidated Fixed Charges attributable to any Indebtedness represented by the guaranty by such Person or a subsidiary of such Person of an obligation of a Person other than such Person or any subsidiary of such Person shall be deemed to be the Consolidated Fixed Charges attributable to the items guaranteed.

	"Consolidated Net EBITDA" means, with respect to any Person, for any period, (a) the Consolidated Net Income of such Person and its subsidiaries for such period, plus (b) the sum, without duplication (and only to the extent such amounts are deducted from net revenues in determining such Consolidated Net Income), of (i) the provision for income taxes for such period for such Person and its consolidated subsidiaries,
(ii) depreciation, amortization and other non-cash charges of such Person and its consolidated subsidiaries during such period, (iii) Consolidated Fixed Charges of such Person for such period, determined, in each case, on a consolidated basis for such Person and its consolidated subsidiaries in accordance with GAAP, less (c) the sum, without duplication, of (i) non-cash items increasing Consolidated Net Income, (ii) the amount of all cash payments made during such period to the extent such payments relate to non-cash charges that were added back in determining Consolidated Net EBITDA for such period, (iii) dividends of such Person and its consolidated subsidiaries (whether in cash or otherwise (except dividends payable solely in shares of Qualified Capital Stock)) paid, accrued or scheduled to be paid or accrued during such period, in each case to the extent attributable to such period and excluding items eliminated in consolidation, (iv) all extraordinary, unusual or nonrecurring gains and losses, (v) the net income of any subsidiary subject to any Payment Restriction to the extent of such Payment Restriction; and (vi) the net income of any other Person acquired in a pooling of interests transaction for any period prior to such acquisition; and provided that the net income of any Person that is not a subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid to the referent Person or a subsidiary limited, in the case of a subsidiary, in accordance with GAAP.

	"Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office, on the date of the execution of this Indenture, is Four Albany Street, New York, New York, 10006, Attention:
Corporate Trust and Agency Group.

	"Consolidated Net Income" means, with respect to any Person for any period, net income (or loss) of such Person and its consolidated subsidiaries (determined in accordance with GAAP) for such period.

	"Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

	"Default" means any event which is, or after notice or passage of time (or both) would be, an Event of Default (as such term is defined in Section 6.01 hereof).

	"Disqualified Capital Stock" means, with respect to any Person, Capital Stock of such Person that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased by such Person or its subsidiaries, including at the option of the holder, in whole or in part, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due, on or prior to the Maturity Date.

	"Excess Cash Flow" means, with respect to any Person, for any period, the Consolidated Net Income of such Person for such period, (a) plus the sum of (in each case only to the extent included in computing such Consolidated Net Income and without duplication), (i) income tax expense recognized by such Person and its consolidated subsidiaries for such period, (ii) depreciation and amortization expense of such Person and its consolidated subsidiaries accrued during such period, (iii) Consolidated Fixed Charges of such Person and its consolidated subsidiaries for such period, (iv) the net decrease (if any) in non-cash working capital accounts for such Person and its consolidated subsidiaries for such period,
(v) losses arising from extraordinary transactions or the sale of material assets and (vi) non-cash items that decreased Consolidated Net Income of such Person and its consolidated subsidiaries for such period, in each case determined on a consolidated basis in accordance with GAAP, (b) minus the sum of (without duplication), (i) Consolidated Cash Fixed Charges for such Person and its consolidated subsidiaries for such period, (ii) the net increase (if any) in non-cash working capital accounts for such Person and its consolidated subsidiaries for such period, (iii) amounts paid in cash for capital expenditures (other than to the extent the same are made with the proceeds of Indebtedness permitted to be incurred hereunder), (iv) amounts paid in cash to make scheduled principal payments on outstanding Indebtedness of such Person and its consolidated subsidiaries (other than mandatory, voluntary or optional principal payments on the Securities) during such period (excluding voluntary or optional principal payments, principal payments made, directly or indirectly, with borrowed money, or repayments of principal under revolving credit facilities not resulting in the reduction of the commitment thereunder), (v) the amount of income taxes paid in cash by such Person and its consolidated subsidiaries for such period, (vi) any non-cash revenue for such Person and its consolidated subsidiaries for such period, (vii) any other cash disbursements made by such Person and its consolidated subsidiaries during such period that were not deducted in calculating Consolidated Net Income, (viii) the net income (or loss) of any subsidiary subject to any Payment Restriction to the extent of such Payment Restriction, (ix) the net income (or loss) of any other Person acquired in a pooling of interests transaction for any period prior to such acquisition and (x) gains arising from extraordinary transactions or the sale of material assets; and provided that the net income (or loss) of any Person that is not a subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid to the referent Person or a subsidiary limited, in the case of a subsidiary, in accordance with GAAP.

	"Exchange Act" means the Securities Exchange Act of 1934, as amended.

	"Fixed Charge Coverage Ratio" means, with respect to any Person on any date (the "Transaction Date"), the ratio of (i) the aggregate amount of Consolidated Net EBITDA of such Person for the Reference Period to (ii) the aggregate pro forma Consolidated Cash Fixed Charges of such Person for the quarter in which the Transaction Date occurs and the three succeeding quarters. For purposes of this definition, Consolidated Net EBITDA and Consolidated Cash Fixed Charges shall be calculated after giving effect on a pro forma basis to (a) the incurrence of any Indebtedness or the issuance of any Disqualified Capital Stock by the Company or any Subsidiary during the period commencing on the first day of the Reference Period, (b) the repayment, retirement, purchase, redemption or other acquisition during the Reference Period of any Indebtedness of such Person or any of its subsidiaries, and (c) all Asset Sales occurring during the Reference Period; in each case giving effect to the use of proceeds therefrom (to the extent used to retire Indebtedness) as if such event (and use of proceeds) had occurred, with respect to Consolidated Net EBITDA, on the first day of the Reference Period, and with respect to Consolidated Cash Fixed Charges, on the first day of the quarter in which the Transaction Date occurs. In addition, for purposes of this definition, (a) Consolidated Cash Fixed Charges attributable to any Indebtedness (whether existing or being incurred) bearing a floating interest rate shall be computed as if the rate in effect on the Transaction Date had been the applicable rate for the entire period, unless such Person or any of its subsidiaries is a party to an Interest Swap Obligation (which shall remain in effect for the 12-month period after the first day of the quarter in which the Transaction Date occurs) that has the effect of fixing the interest rate on the date of computation, in which case such rate (whether higher or lower) shall be used, (b) for purposes of calculating Consolidated Cash Fixed Charges, the aggregate amount of Indebtedness of such Person outstanding under a revolving credit facility or arrangement shall be deemed to be the greater of (I) the outstanding balance on the Transaction Date and (II) the average outstanding balance during the Reference Period, and (c) all members of the consolidated group (as determined in accordance with GAAP) of such Person on the Transaction Date that were acquired during the Reference Period shall be deemed to have been members of the consolidated group of such Person for the entire Reference Period, but otherwise shall be subject to the definitions, terms and provisions of this Indenture.

	"GAAP" means generally accepted accounting principles as in effect in the United States on the date of this Indenture.

	"Holder" or "Securityholder" means a Person in whose name a Security is registered on the Registrar's books.

	"Indebtedness" means, with respect to any Person, (a) all indebtedness of such Person for borrowed money evidenced by notes, bonds, debentures or other securities; (b) reimbursement obligations relating to letters of credit issued for the account of such Person; (c) the balance deferred and unpaid of the purchase price of any property or services (except accounts payable to trade creditors created or assumed by such Person in the ordinary course of business in connection with obtaining materials or services); (d) all indebtedness incurred by such Person in the acquisition (whether by way of purchase, merger, consolidation or otherwise) of any business, real property or other assets (except assets, other than capital assets, acquired in the ordinary course of the conduct of the acquiror's business); (e) Capitalized Lease Obligations of such Person; (f) all obligations secured by a Lien to which the property or assets (including, without limitation, leasehold interests and any other tangible or intangible property rights) of such Person are subject, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be such Person's legal liability; (g) Disqualified Capital Stock of such Person, the amount of which shall be deemed to be the maximum fixed redemption or repurchase price at the time of determination thereof; (h) guaranties by such Person of indebtedness or obligations described in clause (a), (b), (c), (d), (e), (f) or (g) of any corporation; and (i) renewals, extensions, refundings, deferrals, restructurings, amendments and modifications of any indebtedness, obligations or guaranties of the kind described in clause (a), (b), (c), (d), (e), (f), (g) or (h). Indebtedness shall not include (i) any liability for accounts payable or accrued expenses incurred in the ordinary course of business and owed or owing by such Person; (ii) any liability for state, local or other taxes owed or owing by such Person; or (iii) obligations of such Person to employees in respect of stock appreciation or similar rights.

	"Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

	"Interest Swap Obligation" means any obligation of any Person pursuant to any arrangement whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a fixed or floating rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or floating rate of interest on the same notional amount; provided, that the term "Interest Swap Obligation" shall also include interest rate exchange, collar, cap, swap option or similar agreements providing interest rate protection.

	"Investment" by any Person in any other Person means (a) the acquisition (whether for cash, property, services, securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of such other Person or any agreement to make any such acquisition; (b) the making of any deposit with, or advance, loan or other extension of credit to, such other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person) and (without duplication) any amount committed to be advanced, lent or extended to such other Person; (c) the acquisition of all or substantially all of the assets or property of another Person; or (d) the entering into of any guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of such other Person; provided that the term Investment shall not include any trade credit extended by, or other advance to, such Person (in connection with the acquisition of television programming or otherwise) in the ordinary course of business. At the time any determination thereof is to be made, the amount of any Investment shall be the original amount of such Investment, without any adjustments for appreciation, non-cash dividends, accretions, increases or decreases in value or write-ups, write-downs, write-offs or charge-offs to or with respect to such Investment; provided, however, that in the case of any Investment, the original amount of such Investment shall be reduced by the fair market value (as determined in good faith by the board of directors of the Person making such Investment and evidenced by a Board Resolution delivered to the Trustee) of any repayments of, sale proceeds from or distributions made with respect to such Investment. The amount of any Investment made in a form other than cash shall be the fair market value thereof, as determined in good faith by the board of directors of the Person making such Investment and evidenced by a Board Resolution delivered to the Trustee.

	"Issue Date" means December 30, 1994.

	"Lien" means any mortgage, pledge, lien, encumbrance, charge, interest or adverse claim affecting title or resulting in an encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired, or a security interest of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction, excluding operating leases).

	"Maturity Date" means December 30, 2001.

	"Net Cash Proceeds" means with respect to any Asset Sale, the proceeds of such Asset Sale in the form of cash or Cash Equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or Cash Equivalents and proceeds from the conversion of other property received when converted to cash or Cash Equivalents, net of (a) any amounts actually applied by the Company and its Subsidiaries to repay Indebtedness outstanding at the time of such Asset Sale that is secured by a Lien on the property or assets sold, (b) income, sales, transfer and similar taxes paid or reasonably estimated by the Company to be actually payable by the Company and its Subsidiaries as a result thereof, (c) the direct, out-of-pocket expenses of the Company and its Subsidiaries, including, without limitation, reasonable brokerage fees, investment banking fees, and fees and expenses of counsel, incurred and required to be paid to any Person as a result of such sale, (d) the amount of any liabilities associated with such assets required to be paid or retained by the Company or any Subsidiary thereof, as the case may be, in connection with or after such sale or other disposition of such assets and
(e) the aggregate amount of reserves required in the Company's reasonable judgment to be maintained on the books of the Company and its Subsidiaries in order to pay contingent liabilities with respect to such sale or other disposition of assets; provided, that any such reserve shall become Net Cash Proceeds when and to the extent it is reduced or eliminated.

	"New News Service" means a service provided by the Company, a Subsidiary, or a corporation, partnership, joint venture, or similar entity in which the Company and/or any of its Subsidiaries own, directly or indirectly, at least a 25% equity interest, which service will provide Spanish-language news programming.

	"Officer" means, with respect to the Company, the Chairman of the Board, any President, any Vice President, the Chief Financial Officer, the Controller, the Secretary or the Treasurer of the Company.

	"Officers' Certificate" means a certificate signed by two
Officers or by an Officer and the Assistant Secretary or Assistant Treasurer of the Company.

	"Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee, which counsel may be an employee of or counsel to the Company or the Trustee.

	"Pari Passu Indebtedness" means any Indebtedness of the Company that is pari passu in right of payment with the Securities.

	"Payment Restriction" means any consensual encumbrance, restriction or limitation on the ability of (a) any Subsidiary to (i) pay dividends or make other distributions on its Capital Stock owned by, or make payments on any obligation, liability or Indebtedness owed to the Company or any Subsidiary, (ii) make loans or advances to the Company or any Subsidiary, or (iii) transfer any of its properties or assets to the Company or any Subsidiary, or (b) the Company or any Subsidiary to receive or retain any such amounts set forth in clause (i), (ii) or (iii), above.

	"Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

	"Qualified Capital Stock" of any Person means any and all Capital Stock of such Person that is not Disqualified Capital Stock.

	"Redemption Date", when used with respect to any Security to be redeemed pursuant to any provision of this Indenture, means the date fixed for such redemption by or pursuant to this Indenture and Paragraph 5 or 6 in the form of Security annexed to this Indenture as Exhibit A.

	"Redemption Price", when used with respect to any Security to be redeemed pursuant to any provision of this Indenture, means the price at which it is to be redeemed by or pursuant to Paragraph 5 or 6 in the form of Security annexed to this Indenture as Exhibit A.

	"Reference Period" with respect to any Person means the four most recent consecutive full fiscal quarters of such Person ended (a), in the case of any fiscal quarter other than a fiscal quarter ended December 31 of any fiscal year, not less than 45 days and (b), in the case of any fiscal quarter ended December 31 of any fiscal year, not less than 90 days, prior to any date upon which any determination is to be made pursuant to the terms of the Securities or this Indenture.

	"Refinancing Indebtedness" means Indebtedness the proceeds from the issuance and sale of which are used to redeem Securities pursuant to Paragraph 5 or 6 thereof on the earliest date permitted thereunder, in a principal amount not in excess of the principal amount of the Securities so refinanced (plus premiums, accrued interest, and out-of-pocket fees and expenses); provided that Refinancing Indebtedness of the Company that repays less than 100% of the then outstanding Securities shall not have an Average Life less than the Securities to be so refinanced at the time of such incurrence.

	"Restricted Payment" means (a) declaring or paying any dividend or distribution (whether made in cash, property or securities) on any shares of Capital Stock of the Company (except a dividend payable solely in shares of Qualified Capital Stock of the Company or in the form of options, warrants or other rights to acquire Qualified Capital Stock of the Company), (b) the redemption, repurchase, retirement or other acquisition for value of any shares of Capital Stock of the Company, or warrants, options or other rights to purchase or acquire shares of any Capital Stock of the Company, or (c) any payment of principal, purchase, redemption, defeasance (including, but not limited to, in-substance or legal defeasance) or other acquisition or retirement for value, directly or indirectly (including by way of an amendment of the terms of any Indebtedness in anticipation of or in connection with any retirement or acquisition of such Indebtedness) by the Company or a Subsidiary in respect of Indebtedness of the Company or any Subsidiary that is subordinated or junior in right of payment to the Securities (other than (x) in exchange for Qualified Capital Stock of the Company or (y) in exchange for, or with the proceeds from the substantially concurrent issuance of, Subordinated Indebtedness in a principal amount (or, if such Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon the acceleration thereof, with an original issue price) not in excess of the principal amount of the Indebtedness being acquired in exchange therefor or with the proceeds therefrom (plus premiums, accrued interest, and reasonable out-of-pocket fees and expenses)).

	"Securities" means the Company's 10.25% Senior Notes Due
December 30, 2001, issued under this Indenture.

	"Series B Common Stock" means the Series B Common Stock, par value $.01 per share, of the Company.

	"Stated Maturity" when used with respect to any Indebtedness means the date specified in such Indebtedness as the fixed date on which the final installment of principal of such Indebtedness is due and payable.

	"Subordinated Indebtedness" means Indebtedness of the Company that is subordinated in right of payment to the Securities.

	"Subsidiary" means (a) a corporation, a majority of whose Capital Stock having the right to vote for the election of directors is, at the time, directly or indirectly owned by (i) the Company, (ii) the Company and one or more Subsidiaries of the Company or (iii) one or more Subsidiaries of the Company or (b) any other Person (other than a corporation) in which (i) the Company, (ii) the Company and one or more Subsidiaries of the Company or (iii) one or more Subsidiaries of the Company, directly or indirectly, at the date of determination thereof, have at least a majority ownership interest.

	"TIA" means the Trust Indenture Act of 1939 (15 U.S. Code
Sections 77aaa-77bbbb), as amended.

	"TLMD" means TLMD Partners II, L.L.C., a Delaware limited liability company, and its Affiliates, members (including voting committee members), investing managers and investment advisors, or any investment fund, investment account or other entity whose investing manager, investment advisor or general partner, or any principal thereof, is any of the foregoing entities or individuals or any principal or Affiliate of any of them; provided, however, that no entity or individual shall be deemed within the definition of TLMD when that entity or individual ceases to be an Affiliate of any of the foreoing entities or individuals or an investment fund, investment account or other entity whose investing manager, investment advisor or general partner, or any principal thereof, is any of the foregoing entities or individuals or any principal or Affiliate of any of them.

	"Trustee" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor.

	"Trust Officer" means when used with respect to the Trustee, any officer within the Corporate Trust and Agency Group (or any successor group) of the Trustee including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

	"United States" means the United States of America.

	"Unrestricted Subsidiary" means any Person in which the Company and/or any Subsidiary has an equity ownership interest of at least 20% or more but which collectively is less than a majority equity ownership interest of such Person.

	"U.S. Government Obligations" means direct obligations of the United States for the payment of which the full faith and credit of the United States is pledged and which are not callable at the issuer's option.

	"U.S. Legal Tender" means such coin or currency of the United States as at the time of payment shall be legal tender for the payment of public and private debts.

	Section 1.02.  Incorporation by Reference of Trust
Indenture Act.

	Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms, if used in this Indenture, have the following meanings:

	"Indenture Securities" means the Securities.

	"Indenture Security Holder" means a Securityholder.

	"Indenture to be Qualified" means this Indenture.

	"Indenture Trustee" or "Institutional Trustee" means the
	 Trustee.

	 "Obligor" on the Indenture Securities means the Company or any other obligor on the Securities.

	All other TIA terms used in this Indenture that are defined by the TIA, defined by the TIA by reference to another statute or defined by Commission rule under the TIA have the meanings assigned to them thereby.

	Section 1.03.  Rules of Construction.

	Unless the context otherwise requires:

(1)     a term has the meaning assigned to it;

(2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(3)     "or" is not exclusive;

(4) words in the singular include the plural, and words in the plural include the singular; and

(5) any gender used in this Indenture shall be deemed to include the neuter, masculine or feminine genders.


                             ARTICLE TWO

                           THE SECURITIES

	Section 2.01.  Form and Dating.

	The Securities and the certificate of authentication shall be substantially in the form of Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture to be determined by the Officers of the Company executing the Securities, as evidenced by their execution of such Securities. Securities in the aggregate principal amount of up to $116,889,000 (except as otherwise provided in Section 2.07 hereof) may be executed by the Company and authenticated by the Trustee as provided herein upon receipt by the Trustee of an Officers' Certificate and Opinion of Counsel reasonably satisfactory to it of the due authorization of and binding effect of the Securities and of compliance with all applicable regulations relating to the issuance thereof. The provisions of Exhibit A are part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rules or usage. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication.

	Section 2.02.  Execution and Authentication.

	Two Officers, or an Officer and the Assistant Secretary of the Company shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities.

	Securities bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices on the date of such Securities.

	A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. Such signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

	The Trustee shall authenticate Securities for original issue in the aggregate principal amount of up to $116,889,000 upon a written order of the Company signed by two Officers or by an Officer and an Assistant Secretary of the Company. The aggregate principal amount of Securities outstanding at any time may not exceed that amount (except as provided in Section 2.07 hereof).

	The written order of the Company may also request the Trustee to authenticate certificates representing Securities bearing any notation, legend or endorsement permitted by Section 2.01 or to remove any such notation legend or endorsement.

	The Trustee may appoint an authenticating agent to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or its Affiliates.

	Securities shall be issued only in registered form without coupons in denominations of $100 and any integral multiple thereof.

	Section 2.03.  Registrar and Paying Agent.

	So long as any of the Securities remain outstanding, the Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

	The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent and shall furnish the Trustee with an executed counterpart of any such agency agreement. If the Company fails to maintain or act as a Registrar or Paying Agent, the Trustee shall act as such after the Trustee is notified of such failure and shall be duly compensated therefor.

	The Registrar or a co-registrar and a Paying Agent shall be maintained by the Company in the Borough of Manhattan, the City of New York. The Company initially designates the Trustee as the Registrar and a Paying Agent.

	Section 2.04.  Paying Agent to Hold Money in Trust.

	Each Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by such Paying Agent for the payment of principal of or interest on the Securities, and shall notify the Trustee of any Default by the Company in making any such payment. While any such Default continues, the Trustee may require a Paying Agent to pay all moneys held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon doing so, such Paying Agent (other than the Company or a Subsidiary) shall have no further liability for the money. If the Company acts as Paying Agent, it shall segregate and hold as a separate trust fund all money held by it as Paying Agent.

	Section 2.05.  Securityholder Lists.

	The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish or cause to be furnished to the Trustee on or before each semiannual interest payment date and at such other times as the Trustee may request in writing a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of Securityholders.

	Section 2.06.  Transfer and Exchange.

	When a Security is presented to the Registrar or a co-registrar with a request to register a transfer of Securities, the Registrar or co-registrar shall register the transfer as requested if the requirements of the Registrar or co-registrar are met. When Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar or co-registrar shall make the exchange as requested if the requirements of the Registrar or co-registrar are met. The Company shall cooperate with the Registrar or co-registrar in meeting its requirements. To permit transfers and exchanges, the Trustee shall authenticate Securities at the Registrar's or co-registrar's request. The Registrar or co-registrar may charge the Company a reasonable fee for any transfer or exchange and may require payment by the transferor or the transferee, as appropriate, of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, but not for any exchange pursuant to Section 2.09, 3.06 or 10.05 hereof.

	The Company shall not be required (a) to issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of Securities selected for redemption and ending at the close of business on the date of such mailing, or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

	If the Registrar is presented with a request to register a transfer of a certificate representing any Securities bearing a notation, legend or endorsement restricting the transfer of such Security, the Registrar shall register such transfer only upon receipt of an Opinion of Counsel from the Holder of such Securities, in substance reasonably satisfactory to the Registrar and the Company, that such transfer may be registered. The Registrar shall make a record of all certificates representing Securities bearing a notation, legend or endorsement restricting the transfer of such certificate, and shall notify the Company promptly and prior to the registration of the proposed transfer of any such certificate of a request to so register a proposed transfer.

	Section 2.07.  Replacement Securities.

	If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of the Trustee are met. An indemnity bond may be required that is sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a Security.

	Section 2.08.  Outstanding Securities.

	Securities outstanding at any time are all Securities authenticated by the Trustee, except for those cancelled by it and those described in this Section 2.08 as not outstanding. Except as provided in
Section 2.10 hereof, a Security does not cease to be outstanding because the Company or any Subsidiary holds the Security.

	If a Security is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.


	If any Paying Agent holds on a Redemption Date or the Maturity Date money received by the Paying Agent pursuant to this Indenture and sufficient to pay the principal and interest on Securities payable on that date or if Securities are considered paid on a date under Section 4.01, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

	Except as otherwise provided in Article Eight of this Indenture, Securities with respect to which the Company has effected either defeasance pursuant to Section 8.02 or covenant defeasance pursuant to
Section 8.03 shall cease to be outstanding upon effectuation by the Company of such defeasance or covenant defeasance.

	Section 2.09.  Temporary Securities.

	Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Holders of temporary Securities shall be entitled to the same rights and privileges as Holders of definitive Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities surrendered to the Trustee.

	Section 2.10.  Treasury Securities.

	In determining whether the Holders of the required principal amount of Securities have concurred in any direction, amendment, supplement, waiver, or consent, Securities owned (a) for purposes of Sections 6.02, 6.04 and 6.05, by the Company and Subsidiaries of the Company and, to the extent required by Section 316(a) or Section 315(d)(3) of the TIA, Affiliates of the Company and (b) for all other purposes, by the Company and Subsidiaries of the Company, shall be disregarded, both in determining the aggregate principal amount of Securities concurring in any such direction, amendment, supplement, waiver or consent and the aggregate principal amount of Securities outstanding for purposes of determining whether the holders of the requisite percentage of Securities concurred in any such direction, amendment, supplement, waiver or consent, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, amendment, supplement, waiver or consent, only Securities that a Trust Officer of the Trustee knows or has reason to know are so owned shall be disregarded.

	Section 2.11.  Cancellation.

	The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee and no one else shall cancel all Securities surrendered for transfer, exchange, payment or cancellation and shall destroy cancelled Securities and deliver a certificate of such destruction to the Company unless the Company directs the Trustee to deliver cancelled Securities to the Company. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation.

	Section 2.12.  Defaulted Interest.

	If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner. It may pay the defaulted interest to the Persons who are Securityholders on a subsequent special record date fixed by the Company. The Company shall set the payment date as of a date no later than 30 days after such special record date. At least 15 days before such special record date, the Company shall mail to each Securityholder a notice that states the special record date, the payment date, and the amount of defaulted interest to be paid.


                      			    ARTICLE THREE

                              REDEMPTION

	Section 3.01.  Election to Redeem; Notices to Trustee.

	In addition to any redemption of Securities required to be made hereunder or through the operation of the sinking fund provided for in Article Eleven hereof, the Securities may be redeemed, as a whole or from time to time in part, at the election of the Company, by payment thereof in accordance with Paragraph 5 of the Securities.

	If the Company elects or is required to redeem Securities pursuant to the terms hereof, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company, notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 3.02 hereof.

	Section 3.02. Selection of Securities to Be Redeemed.

	If less than all of the Securities are to be redeemed, the Trustee shall select, not more than 60 days prior to the Redemption Date, either pro rata or by lot or by a method the Trustee considers fair and appropriate, the Securities to be redeemed from outstanding Securities not previously called for redemption. The Trustee shall select Securities for redemption in amounts of $100 or, for Securities that have denominations larger than $100, portions of the principal amount thereof in integral multiples of $100. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

	Section 3.03.  Notice of Redemption.

	At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.

	The notice shall identify the Securities to be redeemed and shall state:

(1)     the Redemption Date;

(2) the Redemption Price, including the amount of accrued and unpaid interest to the Redemption Date;

(3)     the name and address of the Paying Agent;

(4) if any Security is to be redeemed in part only, the portion of the principal amount to be redeemed;

(5) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption
Price;

(6) that, unless the Company defaults in making the redemption payment, interest on Securities or portions thereof called for redemption ceases to accrue on and after the Redemption Date;

(7) the CUSIP number, if any, relating to such Securities;

(8) that, on or after the Redemption Date, upon surrender of any Security to be redeemed in part only, a new
Security or Securities in principal amount equal to the unredeemed portion thereof will be issued; and

(9) that the redemption is for the sinking fund, if such is the case.

	At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

	Section 3.04.  Effect of Notice of Redemption.

	Once notice of redemption is mailed, Securities called for redemption shall become due and payable on the Redemption Date at the Redemption Price. Upon surrender to the Paying Agent, such Securities shall be paid on the Redemption Date at the Redemption Price. If a Redemption Date is a date other than a Business Day, payment shall be made on the next succeeding Business Day and no interest shall accrue for the period from such Redemption Date to such succeeding Business Day.

	Section 3.05. Deposit of Redemption Price and Payment for
Redeemed Securities.

	Prior to, or upon the opening of business on, the Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent (if other than the Trustee) or, if the Company is the Paying Agent, shall segregate and hold in trust, U.S. Legal Tender sufficient to pay the Redemption Price.

	Section 3.06.  Securities Redeemed in Part.

	Upon surrender of a Security that is to be redeemed in part, the Trustee shall authenticate for the Holder a new Security or Securities equal in aggregate principal amount to the unredeemed portion of the Security surrendered in a denomination of $100 or any integral multiple thereof.

	Section 3.07.  Company Purchases.

	Notwithstanding anything in this Indenture or the Securities to the contrary, nothing herein or therein shall be construed or interpreted to prevent or inhibit the Company or its Subsidiaries from purchasing the Securities at any time or from time to time whether in the open market, upon any exchange where the Securities may be listed for trading, by tender or exchange offer, by privately negotiated purchases, or otherwise. Any Securities so purchased by the Company or its Subsidiaries shall be delivered to the Trustee for cancellation and shall be applied by the Company toward its sinking fund and other redemption obligations under this Indenture.


                            ARTICLE FOUR

                             COVENANTS

	Section 4.01.  Payment of Securities.

	The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities. An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent holds such installment on the date such installment is due.

	The Company shall pay interest on overdue principal at the rate borne by the Securities. It shall pay interest on overdue installments of interest at the same rate to the extent lawful.

	Section 4.02.  Maintenance of Office or Agency.

	So long as any of the Securities remain outstanding, the Company will maintain in the Borough of Manhattan, City and State of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

	The Company may also from time to time designate one or more other offices or agencies where any of the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, City and State of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

	Section 4.03.  Commission Reports.

	(a) The Company shall file with the Trustee, within 15 days after it files them with the Commission, copies of the annual, quarterly and periodic reports, and of the information, documents and other reports, which the Company is required to file with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act. If the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the Trustee, within 15 days after it would have been required to file such information with the Commission, financial statements, including any notes thereto (and with respect to annual reports, an auditors' report by a firm of established national reputation), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," both comparable to that which the Company would have been required to include in the annual and quarterly reports the Company would have been required to file if the Company were subject to the
requirements of Section 13 or 15(d) of the Exchange Act.   The Company also
shall comply with the provisions of TIA Section 314(a).

	(b) If the Company is required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, so long as any Securities remain outstanding, the Company shall cause any annual report to stockholders and any quarterly or other financial reports furnished by it to stockholders to be filed with the Trustee at the time of such mailing or furnishing to stockholders. If the Company is not required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause its financial statements referred to in
Section 4.03(a) above, including any notes thereto (and with respect to annual reports, an auditors' report by a firm of established national reputation), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," comparable to that which would have been required to appear in annual or quarterly reports filed under Section 13 or 15(d) of the Exchange Act to be filed with the Trustee within 105 days after the end of each of the Company's fiscal years and within 60 days after the end of each of the Company's first three fiscal quarters of such fiscal year. The Trustee will make available for inspection and copying by, and will provide copies to, each Holder requesting the reports described in this Section 4.03(b).

	(c) The Company shall provide the Trustee with a sufficient number of copies of all reports and other documents and information that the Trustee may be required to provide to the Holders upon request under
Section 4.03(b) to permit the Trustee to satisfy that requirement.

	Section 4.04.  Compliance Certificate.

	(a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a certificate of the principal executive officer, the principal financial officer or the principal accounting officer stating that a review of the activities of the Company and its Subsidiaries during the preceding period has been made under the supervision of the signing Officer with a view to determining whether the Company (together with its Subsidiaries, taken as a whole) has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company (together with its Subsidiaries, taken as a whole) has kept, observed, performed and fulfilled each and every covenant or condition contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge, no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Securities are prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto. The Trustee will provide a copy of such certificate to each Holder requesting the same.

	(b) So long as not contrary to the then current requirements of the American Institute of Certified Public Accountants, the annual financial statements delivered pursuant to Section 4.03 above shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such annual financial statements nothing has come to their attention that would lead them to believe that there then exists or existed during the period covered by such annual financial statements any Default or Event of Default under this Indenture or, if any such Default or Event of Default has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such Default or Event of Default. The Trustee will provide a copy of such statement to each Holder requesting the same.

	(c) The Company will, so long as any of the Securities are outstanding, deliver to the Trustee as soon as possible and in any event within five Business Days of any Officer becoming aware of any Default, Event of Default or default in the performance of any covenant or agreement contained in this Indenture, an Officers' Certificate specifying such Default, Event of Default or default and what action the Company is taking or proposes to take with respect thereto.

	Section 4.05.  Limitation on Restricted Payments.

	Except as provided herein, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make any Restricted Payment if, at the time of such Restricted Payment, or after giving effect thereto (on a pro forma basis), (a) a Default or an Event of Default shall have occurred and be continuing; (b) the Company shall not be able to incur $1.00 of Indebtedness pursuant to Section 4.10(b), and
(c) the aggregate amount expended for all Restricted Payments, including such Restricted Payment (the amount of any Restricted Payment, if other than cash, to be the fair market value thereof at the date of payment, as determined in good faith by the Board of Directors, which determination shall be evidenced by a Board Resolution) shall exceed the sum of (i) 25% of the aggregate cumulative Excess Cash Flow accrued on a cumulative basis during the period commencing on the Issue Date and ending on the last day of the fiscal quarter of the Company ending prior to the date of such Restricted Payment plus (ii) the aggregate net proceeds, including the fair market value of property other than cash, received by the Company subsequent to the Issue Date from capital contributions or the issuance of Qualified Capital Stock, including, without limitation, issuances of Qualified Capital Stock of the Company upon the exercise of any options, warrants or rights to purchase shares of Qualified Capital Stock of the Company; provided, however, that the declaration or payment of any dividend or distribution on any Capital Stock of any Subsidiary to the Company or any other Subsidiary or the purchase, redemption or other acquisition or retirement for value of (i) any Capital Stock of any Subsidiary held by the Company or any other Subsidiary or (ii) the Capital Stock of the Company or any of its Subsidiaries held by any employee of the Company or any of its Subsidiaries upon termination of employment with the Company or any of its Subsidiaries shall not constitute a Restricted Payment and shall not in any other manner be restricted under this Indenture.

	Notwithstanding the foregoing, if no other Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof, the provisions set forth in the immediately preceding paragraph will not prevent (a) the payment of any dividend within 60 days after the date of its declaration if the dividend would have been permitted under the foregoing provisions on the date of the declaration; or (b) the acquisition of any shares of Capital Stock of the Company in exchange for or solely out of the proceeds of the substantially concurrent sale (other than to a Subsidiary) of shares of Qualified Capital Stock; provided, that the declaration of each dividend paid in accordance with clause (a) above and each acquisition made in accordance with clause (b) above, shall be counted for purposes of computing amounts expended pursuant to clause (c) in the immediately preceding paragraph.

	Section 4.06.  Corporate Existence.

	Subject to Article Five, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and the rights (charter and statutory) and material franchises and licenses of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, franchise or license if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries and that the loss thereof is not, and will not be, adverse in any material respect to the Holders; and provided, further, however, that the foregoing shall not prohibit a sale, transfer or conveyance of a Subsidiary or any of its property or assets in compliance with the terms of this Indenture.

	Section 4.07.  Payment of Taxes and Other Claims.

	The Company will pay and discharge or cause to be paid and discharged all material taxes, assessments and governmental charges or levies imposed upon the Company or any Subsidiary or upon any of their respective income, profits or properties, prior to the date on which penalties attach thereto, and all material lawful claims which, if unpaid, might become a lien upon any material properties of the Company or any of its Subsidiaries, except to the extent such taxes, assessments or governmental charges or levies are being contested in good faith and are adequately reserved against in accordance with GAAP.

	Section 4.08.  Maintenance of Properties; Insurance and Other
Matters.

	The Company shall, and shall cause each of its Subsidiaries to, maintain its properties and assets in good working order and condition and make all repairs, renewals, replacements, additions, betterments and improvements thereto, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times. The Company shall cause each of its Subsidiaries that holds a license from the Federal Communications Commission to take any and all such actions, and to refrain from any and all such other actions, as may reasonably be prudent to preserve such licenses in full force and effect, to avoid any impairment or restriction affecting such licenses and to secure renewals of such licenses in due course; provided, however, that nothing in this Section 4.08 shall prevent the Company or any of its Subsidiaries from discontinuing the operation and maintenance of any properties (including broadcast licenses) if, in the reasonable judgment of the Board of Directors evidenced by a Board Resolution to that effect, such discontinuance would not have a material adverse effect on the business, earnings, properties, prospects, assets or financial condition of the Company and its Subsidiaries, taken as a whole; would be desirable in the conduct of the business of the Company or the Subsidiary, as the case may be; and would not be disadvantageous in any material respect to the Holders of the Securities.

	The Company shall, and shall cause each of its Subsidiaries to, maintain with financially sound and reputable insurers such insurance as may be required by law and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated with like properties.

	The Company shall keep true books of records and accounts in which full and correct entries will be made of all its business transactions, in accordance with sound business practices, and reflect in its financial statements adequate accruals and appropriations to reserves all in accordance with GAAP. The Company shall cause its books of record and account and those of each of its Subsidiaries to be examined, either on a consolidated or individual basis, by one or more firms of independent public accountants not less frequently than annually and shall not make any change in the accounting principles applied to its financial statements not concurred in by such firm or firms. The Company shall prepare its financial statements in accordance with GAAP.

	The Company shall, and shall cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its existence, material rights and franchises, except to the extent specifically permitted by this Indenture, and except in those cases in which the Board of Directors reasonably determines as evidenced by a Board Resolution to that effect that the failure to keep the same in full force and effect would not have a material adverse effect on the business, earnings, properties, prospects, assets or financial condition of the Company and its Subsidiaries, taken as a whole; would be desirable in the conduct of the business of the Company or the Subsidiary, as the case may be; and would not be disadvantageous in any material respect to the Holders of the Securities.

	The Company shall, and shall cause each of its Subsidiaries to, comply in all material respects with all statutes, laws, ordinances, or government rules and regulations to which it is subject.

	Section 4.09.  Limitation on Transactions with Affiliates.

		(a) The Company will not, nor will any of its Subsidiaries be permitted to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with any Affiliates of the Company (other than a wholly-owned Subsidiary) unless such transaction or series of related transactions is on terms that are no less favorable to the Company or such Subsidiary, as the case may be, than would be available at the time of such transaction or transactions in a comparable transaction in arm's-length dealings with an unaffiliated third party and, with respect to a transaction or series of related transactions involving aggregate payments equal to or greater than $5,000,000, such transaction or series of related transactions is approved by a majority of the Board of Directors who are disinterested (within the meaning of Section 144(a)(1) of the General Corporation Law of the State of Delaware as in effect on the Issue Date) with respect to such transaction or series of related transactions.

		(b) Notwithstanding the foregoing, the restrictions in this Section 4.09 shall not apply to (i) the performance by the Company of its obligations hereunder or under the Securities, (ii) the payment of reasonable and customary regular fees and compensation to, and the making of loans or advances (or guarantees in respect thereof and payments thereunder) made in the ordinary course of business to, officers, directors, and employees of the Company or any Subsidiary, (iii) the making of loans or advances (or guarantees in respect thereof and payments thereunder) made outside the ordinary course of business (and approved by a majority of the Board of Directors who are disinterested (within the meaning of Section 144(a)(1) of the General Corporation Law of the State of Delaware as in effect on the Issue Date) to officers, directors or employees of the Company or any Subsidiary, (iv) any Restricted Payment that is made in compliance with the provisions of Section 4.05 hereof, (v) transactions exclusively between or among the Company and any of its Subsidiaries or exclusively between or among any such Subsidiaries, (vi) transactions permitted by, and complying with, the provisions of Section
5.01 hereof, (vii) the payment of amounts by the Company to one or more of its Affiliates pursuant to a tax sharing agreement or otherwise for the payment of the Company's income tax obligations, (viii) transactions in the ordinary course of business that, in the aggregate, do not exceed $1,000,000 in any fiscal year, or (ix) any transaction arising out of any agreement entered into in connection with the New News Service or in any agreement existing on the date of this Indenture.

	Section 4.10.  Limitation on Incurrences of Additional
Indebtedness and Issuances of Disqualified Capital Stock.

		(a) Except as set forth in this Section 4.10, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, incur, assume, guarantee, become directly or indirectly liable, contingently or otherwise, with respect to, extend the maturity of, or otherwise become responsible for the payment of (collectively, "incur") any Indebtedness or issue any Disqualified Capital Stock from and after the Issue Date. For purposes of this Indenture, Indebtedness incurred and Disqualified Capital Stock issued by any Person that is not a Subsidiary, which Indebtedness is outstanding at the time such Person becomes, or is merged into or consolidated with, the Company or a Subsidiary shall be deemed to have been incurred or issued, as the case may be, at the time such Person becomes, or is merged into or consolidated with, the Company or a Subsidiary.

		(b) The Company and any Subsidiary may incur Indebtedness if (i) no Default or Event of Default shall have occurred and be continuing at the time or as a consequence of the incurrence of such Indebtedness and (ii) on the date of the incurrence of such Indebtedness, the Fixed Charge Coverage Ratio of the Company and its Subsidiaries, on a pro forma basis after giving effect to such incurrence and the use of the proceeds therefrom, would equal or exceed 1.5 to 1.

		(c) The Company may incur Indebtedness evidenced by the Securities and other obligations under this Indenture and any Subsidiary may guaranty the Securities under this Indenture.

		(d)     The Company or any Subsidiary may incur Refinancing
Indebtedness.

		(e) The Company may incur Indebtedness to any Subsidiary and any Subsidiary may incur Indebtedness to the Company or to another Subsidiary.

		(f) The Company or any Subsidiary may incur Indebtedness solely for the purpose of, and the proceeds of which are used solely for, the purchase of (including the payment of any early termination fees on the leases for) any real or tangible personal property (including Capitalized Lease Obligations) used in the Company's or any Subsidiary's business; provided, that the aggregate principal amount of Indebtedness at any one time outstanding pursuant to this paragraph (f) shall not exceed $20,000,000.

		(g) The Company or any Subsidiary may incur Indebtedness in the ordinary course of business under a working capital facility or facilities (including without limitation, any reimbursement obligations in connection with letters of credit or bankers acceptances issued thereunder and Indebtedness, if any, arising upon the extinguishment of such reimbursement obligations); provided, that the aggregate principal amount of Indebtedness at any one time outstanding pursuant to this paragraph (g) shall not exceed $25,000,000.

		(h) The Company or any Subsidiary may incur or guaranty Indebtedness solely for the purpose of, and the proceeds of which are used solely for, the making of an Investment in the New News Service; provided, that the aggregate principal amount of Indebtedness at any one time outstanding pursuant to this paragraph (h) shall not exceed $20,000,000.

		(i) The Company or any Subsidiary may incur Indebtedness in the form of surety bonds or appeal bonds required in the ordinary course of business in connection with the enforcement of rights or claims of the Company or a Subsidiary in connection with judgments that do not result in a Default under this Indenture.

		(j) The Company or any Subsidiary may incur any Indebtedness (including Capitalized Lease Obligations) existing on the Issue Date and set forth on Schedule I.

		(k) The Company or any Subsidiary may incur any Indebtedness used for the refinancing, renewal, extension or replacement of Indebtedness listed in clause (b) or clauses (e)-(j); provided that the aggregate principal amount of Indebtedness represented thereby does not exceed the principal amount of such Indebtedness being renewed, extended, substituted, refunded, refinanced or replaced (or, if such Indebtedness provides for any amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as of the date of determination) plus accrued interest thereon, plus, in the case of refinancings, the amount of any premium or other payment required to be paid under the terms of the instrument governing such Indebtedness or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing by means of a tender offer or privately negotiated purchase and, in each case, actually paid, plus the amount of expenses of the Company incurred in connection with such refinancing, and such renewal, extension, substitution, refinancing or replacement does not reduce the Average Life or the Stated Maturity of such Indebtedness.

	Section 4.11.  Limitation on Payment Restrictions Affecting
Subsidiaries.

	The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, create or suffer to exist or allow to become effective any Payment Restriction with respect to any of its Subsidiaries, except for (a) restrictions contained in this Indenture, (b) customary provisions restricting subletting or assignment of any agreement entered into in the ordinary course of business consistent with past practice,
(c) Liens permitted under Section 4.12(f) and customary provisions in instruments or agreements relating to Liens permitted under Section 4.12(f), which encumbrance or restriction is not applicable to any property or assets other than the property or assets subject to such Lien, (d) restrictions contained in Indebtedness permitted under Section 4.10(f), (g) or (h), which may impose Liens only on the assets or properties purchased with the proceeds of such Indebtedness in accordance with Section 4.10(f),
(g) or (h), (e) restrictions contained in Indebtedness constituting Acquired Indebtedness, provided, that such restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person so acquired, (f) customary restrictions contained in Indebtedness permitted under Section 4.10(d), provided that any such restrictions are no less favorable to the holders of the Securities than those contained in this Indenture, (g) any restriction contained in contracts for sales of assets permitted by Section 4.13 with respect to assets to be sold pursuant to such contracts, (h) any restriction required by any regulatory authority and any restriction existing under, or by reason of, applicable law, (i) any restriction contained in any agreement entered into in connection with the New News Service or in an agreement in effect on the date of this Indenture, or (j) any restriction existing under any agreement that extends, renews, refinances or replaces any agreement containing restrictions described in clauses (c), (d), (e), and (f) above.

	Section 4.12.  Limitation on Liens.

	The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Liens upon any of their respective assets or any income or profits therefrom, or assign or convey any right to receive income therefrom, except for:

		(a) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings promptly instituted and diligently conducted, if adequate reserves with respect thereto are maintained in accordance with GAAP;

		(b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens, including landlord's Liens under operating leases, arising in the ordinary course of business with respect to amounts not yet delinquent or being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained in accordance with GAAP;

		(c) Liens to secure pledges or deposits made in the ordinary course of business to secure nondelinquent obligations arising under statutory or regulatory requirements, including worker's compensation, unemployment insurance and similar legislation;

		(d) Liens to secure the performance of public statutory obligations that are not delinquent, appeal bonds, judgment bonds, surety bonds, performance bonds and other obligations of a like nature (or other than for borrowed money);

		(e) Zoning restrictions, consents, reservations, encumbrances, easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances existing on the date the Company or a Subsidiary acquires the property to which they attach, which Liens do not (i) secure Indebtedness or the deferred purchase price of any asset or (ii) interfere in any material respect with the business of the Company or any of its Subsidiaries;

		(f) Liens upon real, tangible personal and/or intangible property acquired after the date hereof (by purchase, construction or otherwise) (including Capitalized Lease Obligations) by the Company or any of its Subsidiaries securing Indebtedness permitted by Section 4.10; provided that no such Lien shall be in an amount in excess of the face amount of the Indebtedness that it secures, or extend to or cover any property of the Company or such Subsidiary other than the respective property so acquired and improvements thereon;

		(g) Liens existing, or provided for under arrangements existing, as of the Issue Date;

		(h) judgment and attachment Liens not giving rise to an Event of Default;

		(i) Liens securing Acquired Indebtedness, provided, that such Liens do not extend to or cover any property or assets of the Company or any Subsidiary other than the property or assets acquired;

		(j) Liens securing Indebtedness under a working capital facility or facilities permitted by Section 4.10(g) hereof;

		(k) Liens securing Refinancing Indebtedness, provided that the proceeds of such Refinancing Indebtedness are used to redeem 100% of the then outstanding Securities;

		(l) Liens which may be, directly or indirectly, created, incurred, assumed or existing on the Company's or any Subsidiary's equity interest in the New News Service; and

		(m) any extension, renewal or replacement of the foregoing (a)-(j) and (l), provided that the Liens permitted by this clause
(m) shall not be spread to cover any additional Indebtedness.

	Section 4.13.  Sales of Assets.

		(a) The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, consummate an Asset Sale unless (i) no Default or Event of Default shall have occurred and be continuing at the time of the Asset Sale and (ii) 85% of the proceeds thereof are in the form of cash or Cash Equivalents and 100% of the Net Cash Proceeds from such Asset Sale are applied either (x) to invest in assets directly related to the business of the Company or its Subsidiaries, provided that a definitive agreement to reinvest the Net Cash Proceeds is consummated within 120 days after the receipt thereof, or (y) to repurchase Securities tendered pursuant to this Section 4.13. The Company shall accumulate all Net Cash Proceeds allocated pursuant to clause (y) of the prior sentence, and the aggregate amount of such accumulated Net Cash Proceeds less any amount of such Net Cash Proceeds used or set aside to purchase Securities pursuant to a prior Section 4.13 Offer (as defined below) shall be referred to as the "Accumulated Amount."

		(b) Notwithstanding anything to the contrary contained herein, the Company shall not dispose of property or assets comprising all or substantially all of the properties or assets of the Company unless (i) such disposition is made in compliance with the provisions of Article Five and any disposition made in accordance with Article Five shall not be subject to the provisions of this Section 4.13 or (ii) within 60 days following the consummation of such disposition, the Company shall redeem all of the outstanding Securities in accordance with the provisions of Article Three of this Indenture and Paragraph 5 of the Securities.

		(c) If as of the first day of any fiscal quarter of the Company the Accumulated Amount is at least $10,000,000, then not later than 15 Business Days after the first day of such fiscal quarter, the Company shall make an offer (a "Section 4.13 Offer") to the Holders to purchase, on a pro rata basis, Securities having a principal amount (the "Offer Amount") equal to the Accumulated Amount, at a purchase price (the "Section 4.13 Offer Price") equal to 100% of the principal amount plus accrued but unpaid interest to the date of purchase (the "Purchase Date"), which shall not be earlier than the 30th or later than the 60th day after the date of such offer. Notice of a Section 4.13 Offer shall be sent, by first class mail, by the Company to each Holder at its registered address, with a copy to the Trustee. The notice to the Holders shall contain all information, instructions and materials required by applicable law or otherwise material to such Holders' decision to tender Securities pursuant to the Section 4.13 Offer. The notice, which shall govern the terms of the Section 4.13 Offer, shall state:

			(1) that the Section 4.13 Offer is being made pursuant to this Section 4.13;

			(2) the Section 4.13 Offer Price (including the amount of accrued interest) and the Purchase Date;

			(3) that any Security not tendered or accepted for payment will continue to accrue interest if interest is then accruing;

			(4) that unless the Company defaults in making payment therefor any Security accepted for payment pursuant to the Section
4.13 Offer shall cease to accrue interest after the Purchase Date;

			(5) that Holders electing to have a Security purchased pursuant to a Section 4.13 Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent at the address specified in the notice prior to the close of business at least three Business Days prior to the Purchase Date;

			(6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than two Business Days prior to the Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have the Security purchased;

			(7) that if Securities in a principal amount in excess of the principal amount of Securities to be acquired pursuant to the
Section 4.13 Offer are tendered and not withdrawn pursuant to the Section
4.13 Offer, the Company shall purchase Securities on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $100 or integral multiples of $100 shall be acquired);

			(8) that Holders whose Securities were purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered; and

			(9) the circumstances and relevant facts regarding such Asset Sale.

Any such Section 4.13 Offer shall comply with all applicable provisions of Federal and state laws regulating tender offers, and any provisions of this Indenture that conflict with such laws shall be deemed to be superseded by the provisions of such laws.

	At least one Business Day before a Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Section 4.13 Offer (on a pro rata basis if required pursuant to paragraph (7) above), (ii) deposit with the Paying Agent U.S. Legal Tender or Securities acquired in the manner described in Section 4.13(a) sufficient to pay the purchase price of all Securities or portions thereof so accepted or to be credited against the Net Cash Proceeds and
(iii) deliver to the Trustee Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof being purchased by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company will publicly announce the results of the Section
4.13 Offer on or as soon as practicable after the Purchase Date.

		(d) If the principal amount of Securities validly tendered and not withdrawn after tender by Holders pursuant to the
Section 4.13 Offer (the "Section 4.13 Acceptance Amount") shall be less than the Offer Amount, the excess of the Offer Amount over the Section 4.13 Acceptance Amount or any remaining portion thereof may be used by the Company for general corporate purposes without restriction except as provided by the other provisions of this Indenture.

	Section 4.14.  Limitation on Change of Control.

		(a) Not later than 30 days after the occurrence of a Change of Control, the Company shall make an offer (a "Change of Control Offer") to the Holders to purchase all of the outstanding Securities, at a purchase price equal to 101% of the principal amount thereof plus accrued but unpaid interest, if any, to the date of purchase. Within five days after each date upon which a Change of Control shall occur (the "Change of Control Date") requiring the Company to make a Change of Control Offer pursuant to this Section 4.14, the Company shall so notify the Trustee. Failure to give such notice shall not affect the obligations of the Company pursuant to this Section 4.14.

		(b) Notice of a Change of Control Offer shall be sent, by first class mail, by the Company to each Holder at its registered address, with a copy to the Trustee. The notice to the Holders shall contain all instructions and materials required by applicable law or otherwise material to such Holders' decision to tender Securities pursuant to the Change of Control Offer. The notice, which shall govern the terms of the Change of Control Offer, shall state:

			(1) that the Change of Control Offer is being made pursuant to this Section 4.14 and that all Securities tendered will be accepted for payment;

			(2) the purchase price (including the amount of accrued interest) and the purchase date (which shall be no earlier than 30 days nor later than 40 days from the date such notice is mailed, other than as may be required by law) (the "Change of Control Payment Date");

			(3) that any Security not tendered or accepted for payment will continue to accrue interest if interest is then accruing;

			(4) that, unless the Company defaults in making payment therefor any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

			(5) that Holders electing to have a Security purchased pursuant to a Change of Control Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent at the address specified in the notice prior to the close of business at least three Business Days prior to the Change of Control Payment Date;

			(6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than two Business Days prior to the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Security purchased; and

			(7) a brief description of events resulting in such Change of Control.

	Any such Change of Control Offer shall comply with all applicable provisions of Federal and state laws regulating tender offers, and any provisions of this Indenture which conflict with such laws shall be deemed to be superseded by the provisions of such laws. On or before the Change of Control Payment Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent U.S. Legal Tender sufficient to pay the purchase price of all Securities so tendered and (iii) deliver to the Trustee Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to the Holders of Securities so accepted payment in an amount equal to the purchase price. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

	Section 4.15.  Limitation on Investments.

	The Company shall not, and shall not permit any of its Subsidiaries to, make any Investment, except for:

(a)     Investments in Cash Equivalents;

(b) Investments in any Subsidiary (including any Person that thereby becomes a Subsidiary);

(c)     Investments in any of the Securities;

(d)     Investments in Indebtedness permitted under Section
4.10(b)-(k) of this Indenture;

(e) Investments in the New News Service in the form of advances, loans or extensions of credit in an amount which shall not exceed $20,000,000 in aggregate principal amount at any one time outstanding;

(f) Investments made in connection with the acquisition of all or substantially all of the assets or property of another Person or Investments in an Unrestricted Subsidiary (including Investments in any Person which, after giving effect to such Investment, thereby becomes an Unrestricted
Subsidiary) in an aggregate amount not in excess of $7,500,000 in any fiscal year; provided, that to the extent that all or any portion of such amount is not used in any fiscal year, the amount not used may be carried forward to successive fiscal years and used for Investments made during any of such successive fiscal years;

(g) Investments in existence or made pursuant to legally binding written commitments in existence on the Issue Date;

(h) Investments in receivables owing to the Company or any Subsidiary created in the ordinary course of business;

(i) Investments acquired by the Company or any Subsidiary in connection with Asset Sales permitted under Section 4.13(a) of this Indenture;

(j)     Investments in the form of evidences of
Indebtedness, securities or other property received from another Person by the Company or any Subsidiary in connection with any bankruptcy proceeding or other reorganization of such other Person in exchange for evidences of Indebtedness, securities or other property of such other Person held by the Company or any Subsidiary in accordance with the terms of this Indenture, or for other liabilities or obligations of such other Person to the Company or any Subsidiary;

(k) Investments in any Person to the extent acquired in exchange for Capital Stock or Investments made as additional capital contributions in respect of Capital Stock previously acquired in accordance with the provisions of this Indenture; and

(l) other Investments not in excess of $5,000,000 in any fiscal year; provided, that to the extent that all or any portion of such amount is not used in any fiscal year, the amount not used may be carried forward to successive fiscal years and used for Investments made during any of such successive fiscal years.

	Section 4.16.  Further Assurance to Trustee.

	The Company will, upon request of the Trustee, execute and deliver such further instruments and do such further acts as may reasonably be necessary or proper to carry out more effectively the purposes of this Indenture.


                              ARTICLE FIVE

                         SUCCESSOR CORPORATION

	Section 5.01.  When Company May Merge, Etc.

	The Company shall not, in a single transaction or through a series of related transactions, consolidate with or merge with or into any other Person, or, except as provided in Section 4.13(b) of this Indenture, transfer (by lease, assignment, sale or otherwise) all or substantially all of the assets of the Company and its Subsidiaries as an entirety or substantially as an entirety to, another Person or group of affiliated Persons unless:

		(a) the Company shall be the continuing Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which all or substantially all of the assets of the Company are transferred as an entirety or substantially as an entirety (the Company or such other Person being hereinafter referred to as the "Surviving Person") shall be a corporation organized and validly existing under the laws of the United States, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture,

		(b) immediately after giving effect to such transactions and the assumption contemplated by Section 5.01(a) above and the incurrence of or anticipated incurrence of any Indebtedness to be incurred in connection therewith, the Fixed Charge Coverage Ratio of the Company and its Subsidiaries, on a pro forma basis after giving effect to the incurrence,if any, of such indebtedness would equal or exceed 2.0 to 1,

		(c) immediately before and immediately after and giving effect to such transaction and the assumption of the obligations as set forth in Section 5.01(a) above and the incurrence or anticipated incurrence of any Indebtedness to be incurred in connection therewith, no Default or Event of Default shall have occurred and be continuing, and

		(d) immediately after such transaction, the Company or the Surviving Person holds all material permits, licenses, certifications or approvals required for operation of the business of the Company as the same is conducted prior to such transaction and immediately thereafter.

	Nothing contained herein shall be deemed to prevent any Subsidiary from consolidating with or merging with or into the Company or any other Subsidiary.

	Section 5.02.  Successor Corporation Substituted.

	Upon any consolidation or merger, or any transfer of assets in accordance with Section 5.01 hereof, the Surviving Person formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Surviving Person had been named as the Company herein.

	When a Surviving Person assumes all of the obligations of the Company hereunder and under the Securities, the predecessor shall be released from such obligations.


                             ARTICLE SIX

                        DEFAULTS AND REMEDIES

	Section 6.01.  Events of Default.

	An "Event of Default" occurs if:

(1) the Company defaults in the payment of interest on any Securities when the same becomes due and payable and such default continues for a period of 30 days;

(2) the Company defaults in the payment of the principal of (or premium, if any, on) any Securities when the same becomes due and payable at maturity, upon acceleration, optional or mandatory redemption or the Company defaults in the deposit of any sinking fund payments, when and as due;

(3) the Company fails to comply with any of its other covenants and agreements contained in the Securities or this Indenture and such default continues for the period and after the notice specified below;

(4) there shall be a default under any bond, debenture, note or other evidence of Indebtedness of the Company or any of its Subsidiaries or under any mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company or any of its Subsidiaries, whether such Indebtedness or guarantee now exists or shall hereafter be created, if (a) either such default (i) results from the failure to pay any scheduled principal payments beyond applicable grace periods under such Indebtedness (including payment of such Indebtedness at maturity) or (ii) relates to an obligation other than the obligation to pay any scheduled principal of such Indebtedness and results in such Indebtedness becoming due prior to its stated maturity and (b) the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at maturity or the maturity of which has been so accelerated, aggregates $5,000,000 or more at any one time; provided, that an Event of Default shall not be deemed to have occurred with respect to any acceleration of Indebtedness if such Indebtedness is discharged or such acceleration is rescinded or annulled, within 30 days after such acceleration;

(5) any warrant of attachment in an amount of $5,000,000 or more is issued against any portion of the property of the Company or any of its Subsidiaries and is not quashed within 30 days after issuance, or final judgments not covered by insurance for the payment of money which in the aggregate at any one time exceeds $5,000,000 shall be rendered against the Company or any of its Subsidiaries by a court of competent jurisdiction and shall remain undischarged for a period (during which execution shall not be effectively stayed) of 30 days after such judgment becomes final and nonappealable;

(6) the Company or any Subsidiary, pursuant to or within the meaning of any Bankruptcy Law, (A) becomes insolvent, (B) fails generally to pay its debts as they become due, (C) admits in writing its inability to pay its debts generally as they become due, (D) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself, (E) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any Bankruptcy Law, (F) consents to the appointment of a Custodian of it or for any part of its property, (G) consents to or acquiesces in the institution of a bankruptcy or an insolvency proceeding against it, (H) applies for, consents to or acquiesces in the appointment of or taking possession by a Custodian of the Company or any of its Subsidiaries, or for any part of its property, (I) makes a general assignment for the benefit of its creditors, or (J) takes any corporate action in furtherance of any of the foregoing; or

(7) a court of competent jurisdiction enters a judgment decree or order for relief under any Bankruptcy Law which shall
(A) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Company or any of its Subsidiaries, (B) appoint a Custodian of the Company, any of its Subsidiaries or for any part of its property or (C) order the winding-up or liquidation of the Company's affairs; and such judgment, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or any bankruptcy or insolvency petition or application is filed, or any bankruptcy or insolvency proceeding is commenced, against the Company or any of its Subsidiaries and such petition, application or proceeding is not dismissed within 60 days.

	A Default under clause (3) of this Section 6.01 is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities notify the Company of the Default and the Company does not cure the Default within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." When a Default is cured or waived, it ceases.

	Section 6.02.  Acceleration.

	If an Event of Default (other than an Event of Default specified in Section 6.01(6) or (7)) occurs and is continuing, the Trustee may, by notice to the Company, or the Holder or Holders of at least 25% in aggregate principal amount of the Securities then outstanding may, by notice to the Company and the Trustee, and the Trustee shall, upon the request of such Holder or Holders, declare the aggregate principal amount of the Securities outstanding, together with accrued but unpaid interest thereon to the date of payment, to be due and payable and, upon any such declaration, the same shall become and be immediately due and payable. If an Event of Default specified in Section 6.01(6) or (7) occurs, all unpaid principal and accrued interest on the Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. Upon payment of such principal amount, and interest, all of the Company's obligations under the Securities and this Indenture, other than obligations under Section 7.07, shall terminate. The Holder or Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may rescind an acceleration and its consequences if (i) all existing Events of Default, other than the nonpayment of the principal of the Securities which has become due solely by such declaration of acceleration, have been cured or waived, (ii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid, and (iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

	In the event that the maturity of the Securities is accelerated pursuant to this Section 6.02, 100% of the principal amount thereof shall become due and payable plus accrued interest to the date of payment.

	Section 6.03.  Other Remedies.

	If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of and interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

	The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon any Event of Default shall not impair any such right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

	Section 6.04.  Waiver of Past Defaults.

	Subject to Sections 6.07 and 10.02 hereof, the Holders of a majority in principal amount of the outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences except a Default in the payment of principal of or interest on any Security as specified in clauses (1) and (2) of Section 6.01. When a Default or Event of Default is waived, it is cured and ceases, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

	Section 6.05.  Control by Majority.

	The Holders of a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that is unduly prejudicial to the rights of another Securityholder or that would involve the Trustee in personal liability.

	Section 6.06.  Limitation on Suits.

	A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

(1) the Holder gives to the Trustee written notice of a continuing Event of Default;

(2) the Holders of at least 25% in principal amount of the outstanding Securities make a written request to the Trustee to pursue the remedy in its own name as Trustee under this Indenture;

(3) such Holder or Holders offer(s) to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

(4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

(5) no direction inconsistent with the request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the outstanding
Securities.

	A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over other Securityholders.

	Section 6.07.  Rights of Holders to Receive Payment.

	Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the principal of, premium, if any, and interest on a Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

	The Company is personally obligated and fully liable for the amount due under this Indenture and the Securities. Either the Holders or the Trustee for the benefit of the Holders, as the case may be, have the right to sue on this Indenture and the Securities and obtain a personal judgment against the Company for satisfaction of the amount due under this Indenture and the Securities.

	Section 6.08.  Collection Suit by Trustee.

	If an Event of Default in payment of interest or principal specified in Section 6.01(1) or (2) hereof occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid and such further amounts as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation and expenses of the Trustee, its agents and counsel. Nothing in this
Section 6.08 shall require the Company to pay the costs or expenses of any Holder or Holders in any action, proceeding or negotiation involving the Securities and/or this Indenture.

	Section 6.09.  Trustee May File Proofs of Claim.

	The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relating to the Company, its creditors or its property. Any custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation and expenses of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.01. Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in such proceeding.

	Section 6.10.  Priorities.

	If the Trustee collects any money or property pursuant to this Article Six, it shall pay out the money in the following order:

First, to the Trustee for amounts due under Section 7.07 hereof;

Second, to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

	Third, to the Company.

	The Trustee, upon written notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10.

	Section 6.11.  Undertaking for Costs.

	In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the outstanding Securities.

	Section 6.12.  Restoration of Rights and Remedies.

	If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Company, the Trustee and the Holders shall continue as though no such proceeding had been instituted.



                          ARTICLE SEVEN

                             TRUSTEE

	The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed.

	Section 7.01.  Duties of Trustee.

		(a) If an Event of Default has occurred and is continuing, the Trustee shall exercise its rights and powers and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

		(b) Except during the continuance of an Event of Default known to a Trust Officer :

         (1) the Trustee need perform only those duties that are specifically set forth (or incorporated by reference) in this Indenture and no others, and no covenants or obligations shall be implied in or read into this Indenture which are adverse to the Trustee; and

         (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, that the Trustee shall examine reports, certificates and opinions specifically required to be furnished to the Trustee under this Indenture to determine whether or not they conform to the requirements of this Indenture;

	(c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

        (1) this paragraph does not limit the effect of paragraph (b) of this Section 7.01;

        (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee is negligent in ascertaining the pertinent facts; and

        (3) the Trustee shall not be liable with respect to action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof;

		(d) Every provision of this Indenture that in any way relates to the Trustee is subject to this Section, including without limitation, paragraphs (a), (b) and (c) of this Section 7.01;

		(e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or at the request, order or direction of the Holders or in exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

		(f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

	Section 7.02.  Rights of Trustee.

	Subject to Section 7.01 hereof:

(a) the Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person; the Trustee need not investigate any fact or matter stated in the document;

(b) before the Trustee acts or refrains from acting, it may consult with counsel and may require an Officers' Certificate (with respect to matters of fact) or an Opinion of Counsel (with respect to matters of law) which shall conform to Sections 13.04 and 13.05; the Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the written advice of such counsel or on such Officers' Certificate (with respect to matters of fact) or Opinion of Counsel (with respect to matters of law);

(c) the Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care;

(d) the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers;

(e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit; and

(f) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

	Section 7.03.  Individual Rights of Trustee.

	Subject to Sections 7.10 and 7.11 hereof, the Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company and its Subsidiaries and Affiliates with the same rights it would have if it were not the Trustee. Any Agent may do the same, without limitation with respect to Sections 7.10 and 7.11 hereof, with like rights.

	Section 7.04.  Trustee's Disclaimer.

	The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, and it shall not be responsible for any statement in this Indenture or the Securities other than its certification of authentication, or the use or application of any funds received by a Paying Agent other than the Trustee.

	Section 7.05.  Notice of Defaults.

	If a Default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder a notice of Default within 90 days after such Default or Event of Default becomes known to a Trust Officer. Except in the case of a Default or an Event of Default in payment of principal of, or interest on, any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of the Securityholders.

	Section 7.06.  Reports by Trustee to Holders.

	If required by the TIA, within 60 days after each December 31 beginning with the December 31 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such December 31 that complies with TIA Section 313(a). The Trustee also shall comply with TIA Sections 313(b) and 313(c).

	A copy of each report at the time of its mailing to Securityholders shall be filed with the Commission and each stock exchange, if any, on which the Securities are listed.

	Section 7.07.  Compensation and Indemnity.

	The Company shall pay to the Trustee from time to time reasonable compensation for its services (which compensation shall not be limited by any provisions of law in regard to the compensation of a trustee of an express trust). The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses may include the reasonable compensation, disbursements and expenses of the Trustee's agents, accountants, experts and counsel.

	The Company shall indemnify the Trustee against any loss or liability incurred by it in connection with its serving as Trustee, Registrar or Paying Agent, except for any loss or liability arising from the negligence or willful misconduct of the Trustee. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity.

	The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or willful misconduct.

	To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a lien prior to that of the Holders on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities. When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

	The Company's obligations under this Section 7.07 and any lien arising hereunder shall survive the resignation or removal of the Trustee, the discharge of the Company's obligations pursuant to Article Nine of this Indenture and any rejection or termination of this Indenture under any Bankruptcy Law.

	The rights and protections set forth in Sections 7.02 and 7.07 afforded the Trustee pursuant to this Article Seven shall also be afforded the Registrar and Paying Agent if the Trustee acts as such.

	Section 7.08.  Replacement of Trustee.

	The Trustee may resign by so notifying the Company in writing.
The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Company and the removed Trustee in writing and may appoint a successor Trustee with the Company's consent. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section. The Company may remove the Trustee if:

(1) the Trustee fails to comply with Section 7.10 hereof;

(2)     the Trustee is adjudged a bankrupt or an insolvent;

(3) a receiver or other public officer takes charge of the Trustee or its property; or

(4) the Trustee becomes incapable of acting as Trustee hereunder.

	If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

	A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, the resignation or removal of the retiring Trustee shall become effective and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

	If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

	If the Trustee fails to comply with Section 7.10 hereof, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

	Section 7.09.  Successor Trustee by Merger, Etc.

	If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee.

	Section 7.10.  Eligibility; Disqualifications.

	This Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1) and 310(a)(5). The Trustee shall always have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and a corporate trust office in the City of New York. The Trustee shall comply with TIA Section 310(b), ; provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

	Section 7.11.  Preferential Collection of Claims
Against Company.

	The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.


                              ARTICLE EIGHT

                    DEFEASANCE AND COVENANT DEFEASANCE

	Section 8.01.  Company's Option to Effect Defeasance or
Covenant Defeasance.

	The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 8.02 or
Section 8.03 be applied to all of the outstanding Securities (the "Defeased Securities"), upon compliance with the conditions set forth below in this Article Eight.

	Section 8.02.  Defeasance and Discharge.

	Upon the Company's exercise under Section 8.01 of the option applicable to this Section 8.02, the Company shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth in Section 8.04 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Defeased Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, and, upon written request, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Defeased Securities to receive, solely from the trust fund described in Section 8.04 and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due, (b) the Company's obligations with respect to such Defeased Securities under Sections 2.06, 2.07, 2.09 and 4.02, (c) the rights, powers, trusts, duties, indemnities and immunities of the Trustee hereunder, and (d) this Article Eight. Subject to compliance with this Article Eight, the Company may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 with respect to the Securities.

	Section 8.03.  Covenant Defeasance.

	Upon the Company's exercise under Section 8.01 of the option applicable to this Section 8.03, the Company and its Subsidiaries shall be released from their obligations under any covenant or provision contained in Sections 4.05 and 4.07 through 4.16, inclusive, with respect to the Defeased Securities on and after the date the conditions set forth in
Section 8.04 are satisfied (hereinafter, "covenant defeasance"), and the Defeased Securities shall thereafter be deemed to be not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants and provisions, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly, by reason of any reference elsewhere herein or in such Defeased Securities to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01, but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

	Section 8.04.  Conditions to Defeasance or Covenant Defeasance.

	The following shall be the conditions to application of either
Section 8.02 or Section 8.03 to the Defeased Securities:

		(a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.08 who shall agree to comply with the provisions of this Article Eight applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (i) U.S. Legal Tender in an amount, or (ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, U.S. Legal Tender in an amount, or (iii) a combination thereof, sufficient, as reflected in the written report of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm delivered to the Trustee, to pay and discharge (and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge) the principal of, premium, if any, and interest on, the Defeased Securities at the Stated Maturity thereof (such date being referred to as the "Defeasance Redemption Date"), if prior to electing either defeasance or covenant defeasance, the Company has delivered to the Trustee an irrevocable notice to redeem all of the outstanding Securities on the Defeasance Redemption Date of such principal or installment of interest; provided that the Trustee (or such qualifying trustee) shall have been irrevocably instructed to apply such U.S. Legal Tender or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities.

		(b) In the case of an election under Section 8.02, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

		(c) In the case of an election under Section 8.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same time as would have been the case if such covenant defeasance had not occurred.

		(d) No Default or Event of Default shall have occurred and be continuing on the date of such deposit.

		(e) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

		(f) No event or condition shall exist that would prevent the Company from making payments of the principal of, premium, if any, and interest on the Securities on the date of such deposit.

		(g) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each to the effect that all conditions precedent provided for relating to either the defeasance under Section 8.02 or the covenant defeasance under Section 8.03 (as the case may be) have been complied with as contemplated by this Section 8.04.

		(h) Ninety-one (91) days pass after the deposit is made and during the 91-day period no Event of Default specified in Sections 6.01(6) or (7) with respect to the Company occurs which is continuing at the end of the period.

	Opinions of Counsel required to be delivered under this Section may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, which certificates shall be limited to matters of fact, including that various financial covenants have been complied with.

	Section 8.05. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

	Subject to the provisions of this Indenture, all U.S. Legal
Tender and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee referred to in Section 7.08 -- collectively for purposes of this Section 8.05 and Section 8.06, the "Trustee") pursuant to Section 8.04 in respect of the Defeased Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

	The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 8.04 or the principal and interest received in respect thereof, other than any such tax, fee or other charge which by law is for the account of the Holders of the Defeased Securities.

	Anything in this Article Eight to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any U.S. Legal Tender or U.S. Government Obligations held by it as provided in Section 8.04 which, in the opinion of a nationally recognized firm of independent public accountants or nationally recognized investment banking firm expressed in a written report delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect defeasance or covenant defeasance. In the event of an error in any calculation resulting in a withdrawal hereunder, the Company shall deposit an amount equal to the amount erroneously withdrawn as promptly as practicable after becoming aware of such error.

	Section 8.06.  Reinstatement.

	If the Trustee or Paying Agent is unable to apply any U.S.
Legal Tender or U.S. Government Obligations in accordance with Section 8.02 or 8.03, as the case may be, by reason of any order or judgment of any court or governmental authority, enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or 8.03, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such U.S. Legal Tender or U.S. Government Obligations in accordance with
Section 8.02 or 8.03, as the case may be; provided, however, that (a) if the Company makes any payment to the Trustee or Paying Agent of principal, premium, if any, or interest on any Security following the reinstatement of its obligations, the Trustee or Paying Agent shall promptly pay any such amount to the Holders of the Securities and the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the U.S. Legal Tender and U.S. Government Obligations held by the Trustee or Paying Agent and (b) the Trustee or Paying Agent shall return all such U.S. Legal Tender and U.S. Government Obligations to the Company if permitted under applicable law promptly after receiving a Company request therefor at any time, if the Trustee or Paying Agent receives written notice from the Company that such reinstatement of the Company's obligations has occurred and continues to be in effect at such time.


                                 ARTICLE NINE

                            SATISFACTION AND DISCHARGE

	Section 9.01.  Satisfaction and Discharge of Indenture.

	This Indenture shall cease to be of further effect (except as to surviving obligations expressly provided for herein) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

		(a)  either

       (1) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and (ii) Securities for whose payment U.S. Legal Tender or U.S. Government Obligations has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 2.04, 8.05 and 9.03) have been delivered to the Trustee for cancellation; or

       (2) all such Securities not theretofore delivered to the Trustee for cancellation have become due and payable and the Company or any other obligor under the Securities has irrevocably deposited or caused to be deposited with the Trustee in trust for such purpose an amount in U.S. Legal
Tender or U.S. Government Obligations sufficient to pay and discharge the principal of, premium, if any, and interest to the date of such deposit on such Securities (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07);

		(b) the Company or any other obligor under the Securities has paid or caused to be paid all other sums payable hereunder by the Company and any other obligor under the Securities; and

		(c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each to the effect that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

	Section 9.02.  Survival of Certain Obligations.

	Notwithstanding the satisfaction and discharge of this
Indenture and of the Securities referred to in Section 9.01, the respective obligations of the Company and the Trustee under Sections 7.07, 8.05, 8.06 and 9.03 shall survive.

	Section 9.03.  Application of Trust Money.

	The Trustee shall hold in trust U.S. Legal Tender or U.S. Government Obligations deposited with it pursuant to Section 9.01 hereof. It shall apply the deposited U.S. Legal Tender and the money from the U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Securities.


                           ARTICLE TEN

                AMENDMENTS, SUPPLEMENTS AND WAIVERS

	Section 10.01.  Without Consent of Holders.

	The Company and the Trustee may amend or supplement this Indenture or the Securities without prior notice to or consent of any
Securityholder:

(1)     to cure any ambiguity, defect or inconsistency;

(2)     to comply with Article Five hereof;

(3) to provide for uncertificated Securities in addition to or in place of certificated Securities;

(4) to make any change that does not adversely affect the rights or obligations of any Securityholder; or

(5) to comply with any requirements of the Commission in connection with the qualification of this Indenture under the TIA.

	Section 10.02.  With Consent of Holders.

	Subject to Section 6.07, the Company and the Trustee may amend or supplement this Indenture or the Securities with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities without notice to any Securityholder. Subject to
Section 6.07, the Holders of a majority in aggregate principal amount of the outstanding Securities may waive compliance by the Company with any provision of this Indenture without notice to any Securityholder. However, without the consent of each Securityholder affected, no amendment, supplement or waiver, including a waiver pursuant to Section 6.04 hereof, may:

(1) change the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver of any provision of this Indenture or the Securities;

(2) reduce the rate or extend the time for payment of interest on any Security;

(3)     reduce the principal amount of any Security;

(4)     change the Maturity Date of any Security, or alter
Article Three hereof or Paragraphs 5 or 6 of the Securities in a manner adverse to any Holder;

(5) make any changes in the provisions concerning waivers of Defaults or Events of Default by Holders of the Securities or the rights of Holders to recover the principal of, interest on, or redemption payment with respect to, any Security;

(6) make any changes in Section 6.04, 6.07 or this third sentence of this Section 10.02; or

(7) make the principal of, or the interest on, any Security payable with anything or in any manner other than as provided for in this Indenture and the Securities as in effect on the date hereof.

	It shall not be necessary for the consent of the Holders under this Section 10.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

	After an amendment, supplement or waiver under this Section
10.02 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

	After an amendment, supplement or waiver under this Section
10.02 or 10.04 becomes effective, it shall bind each Holder.

	In connection with any amendment, supplement or waiver under this Article Ten, the Company may, but shall not be obligated to, offer to any Holder who consents to such amendment, supplement or waiver, or to all Holders, consideration for such Holder's consent to such amendment, supplement or waiver.

	Section 10.03.  Compliance with Trust Indenture Act.

	Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

	Section 10.04.  Revocation and Effect of Consents.

	A consent to an amendment, supplement or waiver by a Holder of a Security is a continuing consent by the Holder and by every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. Any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

	After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder unless it makes a change described in any of clauses (1) through (7) of Section 10.02 hereof. In that case, the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

	Section 10.05.  Notation on or Exchange of Securities.

	If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, in exchange for the Security, the Company shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

	Section 10.06.  Trustee to Sign Amendments, Etc.

	The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article Ten if the amendment, supplement or waiver does not adversely affect the rights of the Trustee. If it does adversely affect the rights of the Trustee, the Trustee may but need not sign it. In signing such amendment, supplement or waiver, the Trustee shall be entitled to receive, and (subject to Article Seven hereof) shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment, supplement or waiver is authorized or permitted by and complies with this Indenture. The Company may not sign an amendment, supplement or waiver until the Board of Directors approves it.


                           ARTICLE ELEVEN

                            SINKING FUND

	Section 11.01.  Sinking Fund Payments.

	As and for a sinking fund for the retirement of the Securities, the Company will, until all Securities are paid or payment thereof provided for, deposit sinking fund payments with the Trustee in accordance with Paragraph 6 of the Securities. The cash amount of any sinking fund payment is subject to reduction as provided in Section 11.02. Each sinking fund payment shall be applied to the redemption of Securities on such sinking fund payment date as herein provided.

	Section 11.02.  Satisfaction of Sinking Fund Payments with
Securities.

	The Company (1) may deliver outstanding Securities (other than any previously called for redemption) and (2) may apply as a credit Securities (or portions thereof) which have been redeemed at the election of the Company pursuant to Article Three or purchased pursuant to Sections
4.13 or 4.14, in each case in satisfaction of all or any part of any sinking fund payment required to be made pursuant to Paragraph 6 of the Securities -- in the order in which they become due -- provided that such Securities have not been previously so credited. Each such Security shall be received and credited for such purpose by the Trustee at the redemption price specified in the form of Security annexed hereto as Exhibit A for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

	Section 11.03.  Redemption of Securities for Sinking Fund.

	On or before September 30, in each year commencing with the year 1999 and ending in 2000, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment pursuant to Paragraph 6 of the Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 11.02 and will also deliver to the Trustee any Securities to be so delivered. Such Officers' Certificate shall also state that the Securities forming the basis of any such credit do not include any Securities previously credited against a sinking fund payment. Before October 31, in each such year, the Trustee shall select the Securities to be redeemed upon the next ensuing December 30 in the manner specified in Section 3.02, and cause notice of the redemption thereof to be given in the manner specified in Section 3.03, and once notice has been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.04, 3.05 and 3.06.


                               ARTICLE TWELVE

                         MEETINGS OF SECURITYHOLDERS

	Section 12.01.  Purposes for Which Meeting May Be Called.

	A meeting of Securityholders may be called at any time and from time to time pursuant to the provisions of this Article Twelve for any of the following purposes:

		(a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive or to consent to the waiving of any Default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Six;

		(b) to remove the Trustee or appoint a successor Trustee pursuant to the provisions of Article Seven;

		(c) to consent to an amendment, supplement or waiver pursuant to the provisions of Section 10.02; or

		(d) to take any other action (i) authorized to be taken by or on behalf of the Holder or Holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture, or authorized or permitted by law or (ii) which the Trustee deems necessary or appropriate in connection with the administration of this Indenture.

	Section 12.02.  Manner of Calling Meeting.

	The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 12.01, to be held at such time and at such place in the City of New York, State of New York or elsewhere as the Trustee shall determine. Notice of every meeting of Securityholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by the Trustee, first-class postage prepaid, to the Company and to the Holders at their last addresses as they shall appear on the registration books of the Registrar, not less than 10 nor more than 60 days prior to the date fixed for a meeting.

	Any meeting of Securityholders shall be valid without notice if the Holders of all Securities then outstanding are present in person or by proxy, or if notice is waived before or after the meeting by the Holders of all Securities outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

	Section 12.03.  Call of Meetings by Company or Holders.

	In case at any time the Company, pursuant to a Board
Resolution, or the Holders of not less than 10% in aggregate principal amount of the Securities then outstanding shall have requested the Trustee to call a meeting of Securityholders to take any action specified in
Section 12.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or the Holders of Securities in the amount above specified may determine the time and place in the City of New York, State of New York or elsewhere for such meeting and may call such meeting for the purpose of taking such action, by mailing or causing to be mailed notice thereof as provided in Section 12.02, or by causing notice thereof to be published at least once in each of two successive calendar weeks (on any Business Day during such week) in a newspaper or newspapers printed in the English language, customarily published at least five days a week of a general circulation in the City of New York, State of New York, the first such publication to be not less than 10 nor more than 60 days prior to the date fixed for the meeting.

	Section 12.04.  Who May Attend And Vote at Meetings.

	To be entitled to vote at any meeting of Securityholders, a Person shall (a) be a registered Holder of one or more Securities, or (b) be a Person appointed by an instrument in writing as proxy for the registered Holder or Holders of Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

	Section 12.05. Regulations May Be Made by Trustee; Conduct of the Meeting; Voting Rights; Adjournment.

	Notwithstanding any other provision of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any action by or any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, and submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Such regulations may fix a record date and time for determining the Holders of record of Securities entitled to vote at such meeting, in which case those and only those Persons who are Holders of Securities at the record date and time so fixed, or their proxies, shall be entitled to vote at such meeting whether or not they shall be such Holders at the time of the meeting.

	If the Company shall solicit from Securityholders any request, demand, authorization, direction, notice, consent, waiver or other act, the Company may, at its option, by or pursuant to Board Resolution, fix in advance a record date for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 60 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is commenced. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other act may be given before or after such record date, but only the Securityholders of record at the close of business on such record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of Securities outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the Securities outstanding shall be computed as of such record date.

	The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 12.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

	At any meeting, each Securityholder or proxy shall be entitled to one vote for each $100 principal amount of Securities held or represented by such Securityholder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Securities challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 12.02 or Section 12.03 may be adjourned from time to time by vote of the Holder or Holders of a majority in aggregate principal amount of the Securities represented at the meeting and entitled to vote, and the meeting may be held as so adjourned without further notice.

	Section 12.06.  Voting at the Meeting and Record to Be Kept.

	The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amount of the Securities voted by the ballot. The permanent chairman of the meeting shall appoint two inspectors of votes, who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that such notice was mailed as provided in Section
12.02 or published as provided in Section 12.03. The record shall be signed and verified by the affidavits of the permanent chairman and the secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

	Any record so signed and verified shall be conclusive evidence of the matters therein stated.

	Section 12.07.  Exercise of Rights of Trustee or
Securityholders May Not Be Hindered or Delayed by Call of Meeting.

	Nothing contained in this Article Twelve shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders under any of the provisions of this Indenture or of the Securities.


                       ARTICLE THIRTEEN

                        MISCELLANEOUS

	Section 13.01.  Trust Indenture Act Controls.

	If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the TIA through operation of Section 318(c) or with another provision which is required to be included in this Indenture by the TIA, the duties imposed by or required provisions of the TIA shall control.

	Section 13.02.  Notices.

	Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by certified or registered mail (return receipt requested) or sent by facsimile transmission addressed as follows:

	If to the Company:

	Telemundo Group, Inc.
	2290 W. 8th Avenue
	Hialeah, Florida  33010
	Attn:  Chief Financial Officer
	Fax:   305-889-7997

	If to the Trustee:

	Bankers Trust Company
	Four Albany Street
	New York, New York 10006
	Attn:  Corporate Trust and Agency Group
	Fax: 212-250-6961

	The Company or the Trustee by notice to the other may designate an additional or different address for subsequent notices or communications.

	Any notice or communication mailed to a Securityholder shall be mailed to him by first-class mail at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

	Failure to mail, or any defect in, a notice or communication to a Securityholder shall not affect the sufficiency thereof with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

	Section 13.03.  Communication by Holders with Other Holders.

	Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities, and the Trustee shall comply with TIA Section 312(b). The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

	Section 13.04.  Certificate and Opinion as to
Conditions Precedent.

	Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the
Trustee:

(1) an Officers' Certificate stating that, in the opinion of the Company, all conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with; and

(2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent (including any covenants compliance with which constitutes a condition precedent) have been complied with.

	Section 13.05.  Statements Required in Certificate or Opinion.

	Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the annual certificate provided pursuant to Section 4.04) shall include:

(1) a statement that each Person making such certificate or opinion has read such covenant or condition;

(2) a statement that such Person has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(3) a statement as to whether or not, in the opinion of each such Person, such covenant or condition has been complied with.

	Section 13.06.  Rules by Trustee and Agents.

	The Trustee may make reasonable rules for action by Securityholders. The Registrar or co-registrar and the Paying Agent may make reasonable rules for their respective functions.

	Section 13.07.  Non-Business Days.

	If a payment date is not a Business Day at a place of payment, payment may be made at the place on the next succeeding Business Day without additional interest.

	Section 13.08.  Governing Law.

	THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE COMPANY, THE TRUSTEE AND THE HOLDERS HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE AND THE SECURITIES, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH OF THE COMPANY, THE TRUSTEE AND THE HOLDERS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE COMPANY, THE TRUSTEE AND THE HOLDERS IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE TRUSTEE OR ANY SECURITYHOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

	Section 13.09.  No Adverse Interpretation of Other Agreements.

	This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

	Section 13.10.  No Recourse Against Others.

	All liability described in Paragraph 18 of the Securities of any director, officer, employee or stockholder, as such, of the Company is waived and released.

	Section 13.11.  Successors.

	All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

	Section 13.12.  Separability of Provisions.

	Each provision of this Indenture shall be considered separable and if for any reason any provision or provisions herein are determined to be invalid and contrary to any existing or future law, the balance of this Indenture shall be interpreted, to the extent practicable, so as to give effect to the original intent of the parties hereto.

	Section 13.13.  Duplicate Originals.

	The parties may sign any number of copies of this Indenture.
Each signed copy shall be an original, but all of them together represent the same instrument.

	Section 13.14.  Table of Contents, Headings, Etc.

	The Table of Contents, Cross-Reference Table and Headings of the Articles and the Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.



                                       SIGNATURES:

                                       TELEMUNDO GROUP, INC.



                                      By: /s/ Peter J. Housman II
                                          -----------------------
                                          Peter J. Housman II
                                          President-Business and
                                          Corporate Affairs
(SEAL)
Attest:


/s/ Horace G. Dawson, III
_________________________
Horace G. Dawson III
Vice President and
Assistant Secretary

                                        BANKERS TRUST COMPANY,
                                        as Trustee


                                        By: /s/ Jenna Rossheim
                                            --------------------------
                                            Name:  Jenna Rossheim
                                            Title: Assistant Vice President
(SEAL)
Attest:


/s/ Mark A. Woodward
- ------------------------
Name:  Mark A. Woodward
Title: Assistant Vice President







                      Indenture Schedule I

                                         (In Thousands)
                                          ------------

Capital Lease Obligations                 $7,962
                                          ------
      Total Obligations                   $7,962
                                          ======






                                                EXHIBIT A


                      Form of Security

           10.25% SENIOR NOTE DUE DECEMBER 30, 2001

No.                                                     $
   -----------                                           -------

		       TELEMUNDO GROUP, INC.

Promises to pay to _______________________________________________
or registered assigns, the principal sum of ____________ Dollars on December 30, 2001

Interest Payment Dates: June 30; December 31


				      TELEMUNDO GROUP, INC.


				      By: ______________________
					  President and Chief
					  Executive Officer



	     (SEAL)

Attest:



_____________________
Assistant Secretary

Certificate of Authentication

This Note is one of the Securities
  referred to in the within-mentioned
  Indenture.

BANKERS TRUST COMPANY
	, as Trustee


By ________________________
       Authorized Signatory

					      Dated __________________


			     TELEMUNDO GROUP, INC.

		   10.25% SENIOR NOTE DUE DECEMBER 30, 2001


	1. Interest. Telemundo Group, Inc. (the "Company") promises to pay interest on the principal amount of this Note (individually, a "Note" and collectively, the "Notes") at the rate of 10.25% per annum. The Company will pay interest semi-annually on June 30 and December 31 of each year commencing June 30, 1995. Interest on this Note will accrue from December 31, 1994 and each semi-annual interest payment shall include all accrued interest on the Notes through the close of business as of the last day of the month during which the interest payment date occurs. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

	2. Method of Payment. The Company will, subject to certain exceptions provided in the Indenture referred to herein, pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business as of the first day of the month during which the interest payment date occurs. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is U.S. Legal Tender. However, the Company may pay principal and interest by check payable in such U.S. Legal Tender. It may mail an interest check to a Holder's registered address.

	3. Paying Agent; Registrar. Initially, Bankers Trust Company (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its Subsidiaries may act as Paying Agent, Registrar and/or co-registrar.

	4. Indenture. The Company issued the Notes under an Indenture dated as of December 30, 1994, between the Company and the Trustee (the "Indenture"). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as amended and in effect on the date of the Indenture. The Notes are subject to all such terms, and Holders of the Notes are referred to the Indenture and such Act for a statement of them.

The Notes are general unsecured obligations of the Company limited to $116,889,000 in aggregate principal amount.

	5. Optional Redemption. The Notes may be redeemed, as a whole or from time to time in part, at the election of the Company, otherwise than through operation of the sinking fund provided for in Paragraph 6 hereof, at any time after the third anniversary of the Issue Date at a Redemption Price for each $100 of principal amount set forth in the table below if redeemed during the 12-month period ending on the date specified below, together with accrued and unpaid interest to the Redemption Date:

	Redemption Date         Redemption Price
	----------------        ----------------

	December 30, 1998               $105.00
	December 30, 1999               $103.00
	December 30, 2000               $101.00
	Thereafter                      $100.00

	6. Sinking Fund. The Notes are subject to mandatory redemption, upon not less than 30 or more than 60 days' notice by mail, through the operation of a sinking fund at a Redemption Price equal to 100% of their principal amount, together with accrued and unpaid interest to the Redemption Date. Generally, the sinking fund provides for the redemption of Notes having an aggregate principal amount as follows:

	Sinking Fund Payment Date       Amount
	-------------------------       ------

	December 30, 1999             $25,000,000
	December 30, 2000             $25,000,000


Notes acquired or redeemed by the Company may be credited against any required sinking fund payment on the terms and conditions set forth in the Indenture.

	7. Notice of Redemption. Notice of redemption will be mailed to the address of the registered Holder of each Note to be redeemed at least 30 days but not more than 60 days before the redemption date. Notes in denominations larger than $100 may be redeemed in part. On and after the Redemption Date, interest ceases to accrue on Notes or the portions of them called for redemption, provided that the funds necessary to pay the Redemption Price thereof have been duly deposited with the Trustee.

	8. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in denominations of $100 and whole multiples of $100. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Note selected for redemption.

	9. Persons Deemed Owners. The registered Holder of a Note may be treated as the owner of it for all purposes whether or not the Note may be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

	10. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will repay the money to the Company at its request. After that, Holders entitled to the money must look to the Company for payment unless otherwise provided by law.

	11. Amendment; Supplement; Waiver. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented and any past default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount of the Notes. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to cure any ambiguity, defect or inconsistency, to provide for certain mergers or consolidations involving the Company, to provide for uncertificated Notes in addition to or in place of certificated Notes or to make any change that does not adversely affect the rights of any Holder.

	12. Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of its Capital Stock, enter into transactions with Affiliates, merge or consolidate with any other Person and sell, lease, transfer or otherwise dispose of substantially all of its properties or assets. In addition, the Indenture contains certain covenants with respect to Asset Sales and Changes of Control. The limitations and covenants are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

	13. Change of Control. In the event there shall occur any Change of Control, each Holder of Notes shall have the right, at such Holder's option but subject to the limitations and conditions set forth in the Indenture, to require the Company to purchase on the Change of Control Payment Date in the manner specified in the Indenture, all or any part (in integral multiples of $100) of such Holder's Notes at a Change of Control Purchase Price equal to 101% of the principal amount thereof, together with accrued and unpaid interest, if any, to the Change of Control Payment Date.

	14. Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on this Note and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

	15. Defaults and Remedies. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable immediately in the manner and with the effect provided in the Indenture. However, if an Event of Default specified in Section 6.01(6) or (7) of the Indenture occurs, the unpaid principal and the accrued interest on the Note would become due and payable immediately without any such declaration. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest), if it determines that withholding notice is in their interest.

	16. Successor Corporation. When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor corporation will be released from those obligations.

	17. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

	18. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

	19. Authentication. This Note shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on the other side of this Note.

	20. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common); TEN ENT (= tenants by the entireties); JT TEN (= joint tenants with right of survivorship and not as tenants in common); CUST (= Custodian); and U/G/M/A (= Uniform Gifts to Minors Act).

	The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
Corporate Secretary, Telemundo Group, Inc., at the address specified in
Section 13.02 of the Indenture.



			    ASSIGNMENT FORM

	      To assign this Note, fill in the form below:
	       I or we assign and transfer this Note to


		(Insert assignee's soc. sec. or tax ID no.)

- --------------------------------------------------------------------
- --------------------------------------------------------------------
- --------------------------------------------------------------------
- --------------------------------------------------------------------
	       (Print or type assignee's name, address and zip code)


and irrevocably appoint _____________________________________________

agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

- -----------------------------------------------------------------------
Your Signature: _______________________________________________________
		 (Sign exactly as your name appears on the
			  other side of this Note)


Date:_____________________            Signature:____________________<F1>

Signature Guarantee: ____________________



<F1>The Holder's signature must be guaranteed by an eligible guarantor that is a member of one of the following recognized signature guarantee programs:
(A) the Securities Transfer Agents Medallion Program; (B) the New York Stock Exchange Medallion Signature Program; or (C) the Stock Exchanges Medallion Program.






		   OPTION OF HOLDER TO ELECT PURCHASE



	If you want to elect to have this Security purchased by the Company pursuant to Section 4.13 or 4.14 of the Indenture, check the appropriate box: [ ] 4.13 [ ] 4.14

	If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.13 or 4.14 of the Indenture, as the case may be, state the amount: $____________________


Date:_____________________      Signature:_______________________<F2>
				(Sign exactly as your name
				appears on the other side
				of this Note)


Signature Guarantee:__________________________




<F2>The Holder's signature must be guaranteed by an eligible guarantor that is a member of one of the following recognized signature guarantee programs: (A) the Securities Transfer Agents Medallion Program;
(B) the New York Stock Exchange Medallion Signature Program; or (C) the Stock Exchanges Medallion Program.